EXHIBIT 3-7


                     OPINION LETTER FROM SECURITIES ATTORNEY
                               REFLECTING THAT THE
                        FREE TRADNG SHARES ARE TRADABLE.

                          LYNE, WOODWORTH & EVARTS LLP
                              FEDERAL RESERVE PLAZA
                               600 ATLANTIC AVENUE
                           BOSTON, MASSACHUSETTS 02210
                            TELEPHONE (617) 523-6655
                                      (617) 248-9877
                            TELECOPY  (617) 248-9878

TODD  H.  WILTON                                      EMAIL:  twilton@lwelaw.com

                                 January 22, 2001



Mr.  Jon  Ricker
11  Maple  Avenue
Shrewsbury,  MA  01545

Dear  Mr.  Ricker:

Enclosed please find the documents with respect to Mass. Megawatts. Would you please sign the Officer's Certificate where indicated and fax me back a copy of the Certificate only.

                                   Very  truly  your,

                                   /s/  Todd  H.  Whilton
                                   ----------------------
                                   Todd  H.  Whilton

THW/edt
Encs.

VIA  FEDERAL  EXPRESS

                          LYNE, WOODWORTH & EVARTS LLP
                              FEDERAL RESERVE PLAZA
                               600 ATLANTIC AVENUE
                           BOSTON, MASSACHUSETTS O221O
                            TELEPHONE (617) 523-6655
                                      (617) 248-9877
                            TELECOPY
                                      (617) 248-9878

TODD  H.  WILTON                                      EMAIL:  twilton@lwelaw.com

                               January  22,  2001



NASD  Regulations,  Inc.
9613  Key  West  Avenue
Rockville,  Maryland  20850


     Re:     Form  211  Application  of  Mass  Megawatts.  Inc.
             -------------------------------------------------

Ladies and Gentlemen:

          We are counsel to Mass Megawatts, Inc., a Massachusetts corporation (the "Corporation"). You have requested a tradability opinion with respect to the issuance of shares (the "Shares") of the Corporation made in connection with an offering which occurred in April 1999 (the "Offering").

          In rendering this opinion, we have made investigations of law, public records and other matters as we have deemed necessary or desirable in order to enable us to express our opinion as to the matters set forth below. We have limited our investigation to applicable federal and state laws and regulations. We have examined and relied upon the documents enumerated below. We have assumed the genuineness of all signatures, the conformity to originals of all documents reviewed by us as copies, and the authenticity, accuracy and completeness of all laws, regulations and documents reviewed by us in original or copy form. We have assumed all laws and regulations are accurate and complete and have been duly adopted. We are not aware of any facts or circumstances which would cause us to question these assumptions. We have made such further assumptions as are customary when rendering legal opinions.

          Finally, the opinions expressed herein are subject to possible jurisdictional, administrative and legislative clarification and changes in construction and interpretation of the laws and regulations discussed herein.

          In connection with this opinion, we have examined and relied on the following materials:

          1. We assume the truth of the facts set forth in the Officer's Certificate attached hereto as Exhibit A.

LYNE,  WOODWORTH  &  EVARTS  LLP

Page  2
NASD  Regulations,  Inc.
January  22,  2001



          2. Registration Statement on Form U-7 of the Corporation filed June 20, 1997 with the Secretary of State of the Commonwealth of Massachusetts, Securities Division (the "Secretary"). A copy of said Form U-7 is attached hereto as Exhibit B.

          3. Form D under the Securities Act of 1933, filed, according to the Officer's Certificate, with the United States Securities and Exchange Commission on or about May 8, 2000. A copy of said Form D is attached hereto as Exhibit C.

          4. Computer printouts of the records of the Secretary forwarded to this office by Peter Cassidy, an employee in the Securities Division. Copies of said records are attached hereto as Exhibit D.



     We are members of the Bar of the Commonwealth of Massachusetts and, accordingly, we limit our opinions to the applicable provisions of laws of the Commonwealth of Massachusetts and the federal laws of the United States of America.

     Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

     I.  Securities  Act  of  1933
         -------------------------

     1. We are of the opinion that the Commonwealth of Massachusetts statute and regulations meet the Rule 504 Exemption Requirements and therefore an effective registration by the Corporation under Chapter 110A in connection with the Offering would exempt the Corporation from the Securities Act.

     II. Massachusetts  Law
         ------------------

     3. Based upon Exhibits A, B and D, the Corporation made an effective registration with the Secretary as of May 5, 1999.

     4. Based upon Exhibit A, the Offering was made exclusively to residents of Massachusetts.

LYNE,  WOODWORTH  &  EVARTS  LLP

Page  3
NASD  Regulations,  Inc.
January  22,  2001


     5. Based upon Exhibit A, no Shares were offered for sale until after May 5, 1999.

     6.  Based upon Exhibit A, the Shareholders are all Massachusetts residents.

     7. Relying on Exhibits A and C, the Shares were issued and sold by the Corporation to the Shareholders after May 5, 1999.

     8. Based on the foregoing, the Shares that were issued in connection with the Offering are freely tradable by the Shareholders in accordance with Chapter 11OA.

     9. Since the Shares issued in connection with the Offering are in compliance with Chapter 11OA, the Shares are freely tradable under Federal law pursuant to Rule 504.

     We render no opinion on any matters except as specifically stated herein. No other opinions are intended, nor shall they be inferred thereby. Further, our opinion is limited to the facts known to us, and we disclaim any undertaking to advise you of any change which may hereafter be brought to our attention.

     This opinion is for use by only you and only with respect to the Corporation's Form 211 Application and may not be relied upon for any other purpose or by any person or other entity without our express prior written consent in each instance.

                                     Very  truly  yours,

                                     LYNE,  WOODWORTH  &  EVARTS  LLP

                                     By  /s/  Lyne,  Woodworth  &  Evarts  LLP
                                         -------------------------------------

                                    EXHIBIT A

                                    EXHIBIT A
                                    ---------


                             OFFICER'S CERTIFICATE
                             ---------------------


                                   January  22,  2001


Lyne,  Woodworth  &  Evarts  LLP
600  Atlantic  Avenue,  27th  Floor
Boston,  MA  02210

     Re:     Form  211 Application of Mass Megawatts. Inc.
             --------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby certifies to the best knowledge of the undersigned as follows:

     1. The April 1999 offering (the "Offering") was made exclusively to Massachusetts residents.

     2. Mass Megawatts, Inc. (the "Corporation") did not offer to sell shares of the Corporation until after May 5, 1999.

     3. The Form U-7 Disclosure Document attached to your opinion letter as Exhibit B is a complete and accurate copy of the Form U-7 that was filed with the Massachusetts Secretary of State.

     4. The Form D attached to your opinion letter as Exhibit C is a complete and accurate copy of the Form D that was filed by the Corporation with the Securities and Exchange Commission on May 8, 2000.

     This Certificate is delivered with the understanding that NASD Regulations Inc. and Lyne, Woodworth & Evarts LLP shall rely upon the contents and accuracy of this Certificate.


                                     MASS  MEGAWATTS.  INC.


                                     By:  /s/  Jon Ricker, President
                                        ------------------------------
                                            Jon Ricker, President

                                    EXHIBIT B

                                    FORM U-7
                               DISCLOSURE DOCUMENT
                              MASS MEGAWATTS, INC.
                     (Exact name of Company as set forth in
                      Articles of Incorporation or Charter)

Type of Securities Offered:            COMMON STOCK
Maximum Number of Securities Offered:      8,000 SHARES
Minimum Number of Securities Offered:      4,000 SHARES
Price per security:                    $22.50 PER SHARE
Total Proceeds
  If maximum sold:                     $180,000
  If minimum sold:                      $90,000


(For use of proceeds and offering expenses, see Question Nos. 9 and 10.)

Is a commissioned selling agent selling the securities in this offering?   (  ) Yes   (x) No

If yes, what percent is commission of price to public?                     N/A

Is there other compensation to selling agent(s)?                           (  ) Yes   (x) No

Is there a finder's fee or similar payment to any person?                  (  ) Yes   (x) No
(See Question No. 22)

Is there an escrow of proceeds until minimum is obtained?                  (x) Yes   (  ) No
(See Question No. 26)

Is this offering limited to members of a special group,                    (  ) Yes   (x) No
such as employees of the Company or individuals?
(See Question No. 25)

Is transfer of the securities restricted?                                  (  ) Yes   (x) No
(See Question No. 25)


INVESTMENT IN SMALL BUSINESSES INVOLVES A HIGH DEGREE OF RISK, AND INVESTORS SHOULD NOT INVEST ANY FUNDS IN THIS OFFERING UNLESS THEY CAN AFFORD TO LOSE THEIR INVESTMENT IN ITS ENTIRETY. SEE QUESTION NO. 2 FOR THE RISK FACTORS THAT MANAGEMENT BELIEVES PRESENT THE MOST SUBSTANTIAL RISKS TO AN INVESTOR IN THIS OFFERING.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This  Company:
     (x)       Has  never  conducted  operations.
     (x)       Is  in  the  development  stage.
     ( )       Is  currently  conducting  operations.
     ( )       Has  shown  a  profit  in  the  last  fiscal  year.
     ( )       Other  (specify):
     (Check  at  least  one,  as  appropriate)

This  offering  has  been registered for offer and sale in the following states:

This offering has not been registered in any state. The company has only filed for registration in the state of Massachusetts.

The  date  of  this  U-7  Disclosure  Document  is:  January  11,  1997.

                                       THE COMPANY


1. Exact corporate name:                                         Mass Megawatts, Inc.

     State and date of incorporation:                            Massachusetts; May 1997

     Street address of principal office:                         11 Maple Avenue
                                                                 Shrewsbury, MA 01545

     Company telephone number:                                   (508) 751-5432

     Fiscal year:                                                April                30
                                                                 -----------------------
                                                                 (month)           (day)

     Person(s) to contact at company with respect to offering:   Jon Ricker
                                                                 Chief Executive Officer
     Telephone number (if different from above):


                                       (2)

                                  RISK FACTORS

2. List in the order of importance the factors which the Company considers to be the most substantial risks to an investor in this offering in view of all facts and circumstances or which otherwise make the offering one of high risk or speculative (i.e. those factors which constitute the greatest threat that the investment will be lost in whole or in part, or not provide an adequate return).

(1)     NEW  PRODUCT
        ------------

The Multiaxes Turbine (MAT) is a new product and might not be successful. The technological and operational success of the newly developed wind turbine system, the MAT is the current key to the Company's future success. As in the commercial development of any new product, long-term operation may lead to the discovery of design or manufacturing deficiencies.

(2)     NEW  BUSINESS
        -------------

Early stages of businesses are subject to many risks related to startup business. Company success is highly influenced by the normal expenses, problems, complications, and frequent delays connected to a new business. There is no assurance that the products would result in a commercial success.

(3)     NO  MANUFACTURING  PROTOTYPE
        ----------------------------

No prototype has been completed or tested suitable for commercial or mass production. Fatigue and weather related structural testing has been done on a limited basis with a proof of concept prototype.

(4)     NO  CUSTOMER  CONTRACTS
        -----------------------

There has not been any customer contracts for the purchase of electricity. No favorable utility purchase agreement has been signed at a purchase price which would allow a profit.

(5)     NO  OPERATING  HISTORY
        ----------------------

The Company is new with no history of manufacturing, marketing, business operations, commercial operations, or customer acceptance.


                                       (3)

(6)     NO  SITE  USE  CONTRACTS
        ------------------------

No written and completed contracts have been signed for potential locations for commercial sized wind power plants.

(7)     MARKETING
        ---------

The Company does not currently have a marketing team and sales operations. There can be no assurances that the Company's own marketing efforts will be successful. The Company has not entered any distribution arrangements.

(8)     POSSIBLE  LOSS  OF  ENTIRE  INVESTMENT
        --------------------------------------

Prospective investors should be aware that their entire investment could be worthless. There are also no assurances that an investment in this company will be profitable.


(9)     INTELLECTUAL  PROPERTY
        ----------------------

There can be no assurances that patents will issue from any of the pending applications. In addition, with regard to any patent that may issue, there can be no assurance that the claims allowed will be sufficiently broad to protect the Company's technology or that issued patents will not be challenged or invalidated.

(10)     ADDITIONAL  FINANCING  NEEDS
         ----------------------------

The Company may be required to seek additional financing. There are no commitments for both long term and short term financing from any source. The proceeds from the offering and other start up contributions may not satisfy financing needs.

(11)     INABILITY  TO  ACHIEVE  THE  MAXIMUM  PROCEEDS  AMOUNT  IN THE OFFERING
         -----------------------------------------------------------------------

It will be more difficult for the company to achieve a successful implementation of its business plan if the maximum proceeds cannot be raised. The percentage of non-product manufacturing expenses (offering expenses, legal, accounting, and advertising) to overall use of offering proceeds would be greater if less than the maximum is sold than the percentage if the maximum is sold.

(12)     SHARE  OWNERSHIP
         ----------------

Controlling shareholder is one person who has sufficient voting power to control the election of directors and other matters submitted to stockholders for approval and may be deemed to have control over the management and affairs of the Company. Other transactions such as tender offers, mergers, open market purchase programs or other purchases of Common Stock that could give stockholders of the Company the opportunity to realize a premium over the then-prevailing market price for their shares will be difficult without the support of the controlling shareholder.


                                       (4)

(13)     NO  PRIOR  MARKET
         -----------------

There has been no prior market for Common Stock and the Investors may not be able to sell their shares after the offering is completed. There is no assurance that the offering will be completed.

(14)   DILUTION
       --------

The proposed initial public offering price is substantially higher than the average price per share paid by investors in the Company to date. Accordingly, new investors in the Company will experience substantial immediate dilution with respect to their investment.


(15)     ARBITRARY  DETERMINATION  OF  PURCHASE  PRICE
         ---------------------------------------------

The offering price of the Shares in this Offering was determined by the Company and does not necessarily bear any relationship to the Company's asset value, net worth or other established criteria of value. Each prospective investor should make an independent evaluation of the fairness of such price. The offering price of shares has been arbitrarily determined by the Company based upon factors of capital needs and percentage of ownership to be held by investors. The offering price has no relation to earnings, assets, book value, or other factors.


(16)     DIVIDENDS
         ---------

The  company  does  not  anticipate  paying dividends in the foreseeable future.

(17)     RETENTION  OF  QUALITY  STAFF  MEMBERS
         --------------------------------------

There are no assurances that qualified marketing, operations, financial or other staff members can be retained for the technology development and marketing successes that are needed.

(18)     GROWTH  MANAGEMENT
         ------------------

Rapid growth could impair the Company's ability to manage growth, which would require expanding employee, operational, and financial base. Material adverse effects could result from the Company's inability to manage growth.

(19)     "GOING  CONCERN"  QUALIFICATIONS
         --------------------------------

The Company is a start-up company which has no prior history, therefore the company has a high risk of ceasing to continue as a business which could result in the investors losing most or their entire investment.


                                       (5)

(20)     UNCERTAINTY  OF  MARKET  ACCEPTANCE
         -----------------------------------

Success is dependent on the acceptance of wind power as an energy source by large producers, utilities, and other purchasers of electricity. Historically, the wind energy industry had a reputation of numerous problems relating to the failure of many wind-power generating facilities developed in the early 1980's to perform acceptably. In addition, many potential customers believe that wind energy is an unpredictable and inconsistent resource, is uneconomic compared to other sources of power, and does not produce stable voltage and frequency. Although the MAT addresses those concerns, there is no guarantee of wind power acceptance by potential customers as an energy source.

(21)     LIMITATIONS  IN  SITE  LOCATIONS
         --------------------------------

Local regulatory, permitting, and zoning constraints may limit, delay, or affect the cost of site development. The visibility of wind turbines as well as threats to endangered or migratory birds may require turbines not be sited near areas where endangered species might be threatened.

(22)     REGULATIONS
         -----------

The electric industry is subject to energy and environmental laws at the federal, state, and local levels. The Public Utility Regulatory Act of 1978 provides qualifying facilities ("QFs") important exemptions from substantial federal and state legislation, including regulation as public utilities. Loss of QF status by any one of the Company's projects could cause the Company to become a public utility holding company, thereby causing many of the Company's other projects to lose their QF status and become subject to regulation as public utilities. The compliance of the regulations may be complicated or difficult. Specialized or legal assistance may be required for the company to carry out its business.
    Electric generation projects also are subject to federal, state, and local laws and administrative regulations, which govern the geographic location, zoning, land use, and operation of plants and emissions produced by said plants. Recently, modified legislation of the Public Utility Holding Company Act of 1935 ("PUHCA") increases competition by allowing utilities to develop production facilities that don't qualify as QFs without being subject to regulation under PUHCA.

KEY  MANAGEMENT  DEPENDENCE
---------------------------

The loss of services for which key management members perform a role can have an adverse impact on the company's operations. Recruiting and retaining qualified key management candidates are important toward successful operation of the Corporation.

SUPPLIERS  RELIANCE
-------------------

Interruption of suppliers operations can delay delivery of components to the company, which could adversely impact the company's operations.


                                       (6)

(25)     COMPETITION
         -----------

Fossil fuel-fired plants including gas-fired and petroleum-fueled power plants, are the primary competition of the Company. In addition, the increased use of competitive bidding procedures has made obtaining power purchase agreements with utilities more competitive. Competitive bidding generally has reduced the price utilities pay independent power producers, which, in turn, reduce the profitability of many independent power projects. If wind power becomes a more widely accepted technology, large and well-capitalized companies deciding to invest in any of the various wind power technologies, may also increase the competition.

(26)     FLUCTUATION  OF  CONVENTIONAL  ENERGY  PRICES
         ---------------------------------------------

Survival of wind-powered facilities depends on producing electricity at a cost that is competitive with other forms of generation. Low fossil fuel prices, which reduce the cost of electricity generated by fossil fuels, may adversely affect the Company's ability to generate profits.

(27)     ROYALTY  ARRANGEMENTS
         ---------------------

The license agreement might create an adverse effect on the Company. For example, the royalty agreement is based on sales even if the Company does not produce a profit. This royalty arrangement is stated on page 4 (four) of the "License (with a buyback option) agreement" in Exhibit B of the Appendix.



Note: In addition to the above risks, businesses are often subject to risks not foreseen or fully appreciated by management. In reviewing this Disclosure Document, potential investors should keep in mind other possible risks that could be important.



                             BUSINESS AND PROPERTIES

3.     With  respect  to  the  business  of  the  Company  and  its  properties:

     (a)     Describe  in  detail what business the Company does and proposes to
                                  ----
do, including what products or goods are or will be produced or services that are, or will be, rendered.

     Mass Megawatts Inc. has licensed the technology with eight patents pending from Jonathan C. Ricker, the company's President, as stated on page 4 (four) of the " License Agreement" in Exhibit B of the Appendix. The company has a new and unproven technology with the hope to reduce the cost of wind energy in the worldwide multibillion dollar windpower industry. Mass Megawatts has the rights to market the new technology in roughly 50% of the United States comprising one sixth of the current world electricity consumption. This new wind energy source of high potential is known as a MAT or


                                       (7)

MULTIAXIS TURBINE. However, the cost reduction ability of this new technology involves many uncertainties. As a result, the actual cost reductions may not materialize. The belief and high risk projections that the company could reduce wind energy cost is illustrated in Exhibit C. However, readers should carefully review and research the factors set forth in this document with other sources for the purpose of validating one's own opinion before investing in this company. In using this new technology, the company plans to develop electricity generating devices like the MAT in the hope of producing "non-polluting" electric power at a price which is competitive in the marketplace. In a specific example of targeted market introductions, the new product might have a positive impact on the multibillion dollar wind energy market. There was an increase of over $1.5 billion in sales in 1998 alone from the previous year. It is an increase of 28% over the previous year according to the American Wind Energy Association based in Washington D.CIn other words, the world wind industry added 2,100 megawatts (MW) of capacity in 1998 reaching a total of 9,600 megawatts, according to Worldwatch Institute, a Washington, D.C. based policy organization. In the past three years, the capacity more than doubled from 4,500 megawatts of capacity worldwide. Mass Megawatts is also researching different technologies of wind power for generating electricity including its WIND VELOCITY AUGMENTATION RESEARCH PROGRAM. However, the Company believes that in the near term, it has the potential to compete with producers of new fossil fuel fired generating capacity only with its MAT. As a result, the Company plans to use the proceeds of this offering in order to finance efforts toward marketing the VATs. The Company only plans to produce the MAT in the near term. The company does not expect to market products related to the WIND VELOCITY AUGMENTATION PROGRAM within the next few years.

   In comparison to other wind turbines, the MULTAXIS TURBINE (MAT) simplifies blade cost by reducing size. Larger blades require expensive construction. This new product also allows for repositioning other parts of wind turbines in order to reduce the complexity in the hope of presenting other cost reduction opportunities. In addition, a key advantage of vertical turbines is the ability to use a simple design of thin blades.

   The MAT has other advantages other than the mentioned cost reductions. It has a quiet operation without the blade noise associated with propeller units. Maintenance costs are reduced due to less exposure to the elements of its parts. The MATs also have less dangerous vibrations than conventional turbines. Other advantages include an easier manufacturing ability of most of its components.

     Other opportunities can also bring the MAT to the marketplace successfully. A large market in the United States could develop for the sale of wind energy systems including the VAT. The recent technological improvements of conventional wind energy production had resulted in enough cost reductions which could make wind energy cost competitive with conventional energy sources. Although, wind energy has been the world's fastest growing energy market in recent years, the uncertainty of electric restructuring in the United States has slowed its growth in recent years here. However, when the "regulatory dust" settles, electricity users could have a more clear and positive view of wind energy potential. The Company plans to take advantage of this potential trend in the current electric-utility deregulation process. This increased competition in the electricity market could present more opportunities for advancing its MAT (MULTIAXIS TURBINE) into the marketplace.


                                       (8)

   In areas of research and development, the Company has a WIND VELOCITY AUGMENTATION RESEARCH PROGRAM. Wind velocity augmentation for increasing the flow of air velocity could someday even bring more cost reduction opportunities toward producing electricity in conjunction with current hopes with the VAT wind electricity technology. The augmentation technology centers around the principle that a small increase in air velocity can dramatically increase the power output of wind turbines. Power is documented to be a function of velocity cubed (power = velocity x velocity x velocity) according to the National Renewable Energy Laboratory in Boulder Colorado. Therefore, a small increases in wind velocity can have a significant effect in power output. An example of this potential is the fact that if airflow velocity can be increased by just ten percent, an increased yield of roughly thirty percent in power output can be obtained.(Power =1.10 x 1.10 x 1.10 =1.331) In another example, when the wind speed increases 100%, the power output increases 800%. (Power=2x2x2=8)

COMMERCIALIZATION  OF  THE  AUGMENTATION TECHNOLOGY  IS  NOT  CURRENTLY  PLANNED
IN  THE NEAR  TERM.    AS  A  RESULT,  THE  COMPANY  DOES  NOT ANTICIPATE  USING
ANY  OF  THE  PROCEEDS  OF  THIS  OFFERING  TOWARD  ANY  PART  OF  THE  WIND
VELOCITY  AUGMENTATION  RESEARCH  PROGRAM.

   In the future, a small percentage of revenue will be spent on research and development including the wind velocity augmentation program.

    As mentioned earlier, the Company plans to use a portion of the offering proceeds toward marketing the electricity produced by its MAT. In the beginning, the company plans to produce MATs in order to sell the electricity directly to customers like the electric utilities and large electricity users who are the primary target markets. The Company is also planning to use the sale proceeds toward producing more MATs for further growth in electricity sales. Eventually, the company plans to sell electricity produced from the MULTIAXIS TURBINES ( MATs) to smaller electricity users like residential customers indirectly by using electric power brokers. They are distributors between the power producers and its users.


                                       (9)

     (b)     Describe  how  these  products  or  services  are to be produced or
                       ---
rendered and how and when the Company intends to carry out its activities. If the Company plans to offer a new product(s), state the present stage of development, including whether or not a working prototype(s) is in existence. Indicate if completion of development of the product would require a material amount of the resources of the Company, and the estimated amount. If the Company is or is expected to be dependent upon one or a limited number of suppliers for essential raw material, energy or other items, describe. Describe any major existing supply contracts.

    The process begins with identifying energy demand in the local area of potential sites of power plants. The need to replace older power plants as well as the growth in the population and the economy are factors toward determining energy demand in the identified local areas. If there is sufficient energy demand, the Company must decide whether or not the available wind energy resources in the area are valuable through testing of potential sites. Then the Company analyzes the site's ability to utilize the energy produced. The analysis includes determining if wind energy can displace electricity from expensive capacity as well as being able to reduce pollution from fossil fuel generation.

   After the analysis, the Company next identifies attractive sites for building power plants. It obtains the land rights toward installation and operation of wind power on the site. The Company may need additional transmission lines in order to deliver to the power grid transmission lines. In the next step, the Company applies for the permits for the construction and operation of the power plant. An example of permitting issues is the noise problem of the wind projects. It has been a major issue affecting the zoning approval for siting development. The MAT does not produce noise unlike conventional turbines due to its design of slower moving blades. As the project moves forward, financing is arranged in order to take maximum local and investment benefits. Long-term debt is typically between 50% to 75% of project capital cost.

     Mass Megawatts plans to manufacture the larger structural portions like blade and tower assembly of the power plants on the site locations. Administrative functions of the company are located at 1017 Southbridge Street in Worcester, Massachusetts. Small assembly and manufacturing of electrical and mechanical components are to be conducted at that location on the third floor. The main research facilities are located on North Road in East Killingly, Connecticut. Two floors of space near Mass Electric Headquarters on Southbridge Street in Worcester, Massachusetts are currently used for testing and production. The company plans to have manufacturing space in Palm Springs, California by October 2000. Full installation and operations of the turbines for sale of electricity should begin in the first half of 2000. The Company plans to begin its marketing by using "word of mouth " techniques. By using direct sales and bulk business mailings, the targeted market will initially be concentrated on large users of electricity with sufficient wind supply.



                                      (10)

     The Company is expected to begin producing the MAT by April 2001. An initial prototype has been built and tested with positive but limited results. The unpredictability of long term durability could not be resolved with this completed initial prototype. A prototype for a manufactured product is currently being developed. The company plans to spend $40,000 for prototype development and testing from the proceeds even if only the $90,000 minimum is raised. Mr. Ricker will devote 30% of his time toward the development of the MAT and exploring improvements of its product. About 40% of the time will be spent producing and marketing the MAT's electricity. The remaining 30% of the time will be used for administrative functions and activity related to future planning.

     The Company is not dependent upon a limited amount of suppliers for essential raw materials, energy, or other items. Mass Megawatts has identified alternative suppliers if current business relationships cease.

    The Company has plans using multiple suppliers. In the future Mass Megawatts might choose them through competitive bidding. The price of materials used is not expected to be substantially different from one company to another because there are no limited raw supplies. No special technologies are required from the suppliers, which would cause the Company to be materially dependent on any supplier.

     (c) Describe the industry in which the Company is selling or expects to sell its products or services and, where applicable, any recognized trends within that industry. Describe that part of the industry and the geographic area in which the business competes or will compete. Indicate whether competition is or is expected to be by price, service, or other basis. Indicate (by attached table if appropriate) the current or anticipated prices or price ranges for the Company's products or services, or the formula for determining prices, and how these prices compare with those of competitors' products or services, including a description of any variations in product or service features. Name the principal competitors that the company has or expects to have in its area of competition. Indicate the relative size and financial and market strengths of the Company's competitors in the area of competition in which the Company is or will be operating. State why the Company believes that it can effectively compete with these and other companies in its area of competition.

     Mass Megawatts plans to sell its electricity in the growing electric energy generation market. A segment of the market includes the wind electricity generation portion, which is growing even faster. Wind energy is rapidly becoming one of the least expensive and most abundant new sources of electricity according to the United States Department of Energy. In 1980, the cost of windpower was 38 cents per kilowatt-hour. Today, it is less than five cents per kilowatt-hour. The cost of wind energy in 1999 ranges from 3.5 cents to 5 cents per kilowatt-hour based on cost factors including the windspeed at plant locations and its closeness to transmission facilities. Over the last 20 years, the wind energy industry has learned an enormous amount about wind turbine design and operation. Initially, federal research focused on very large machines each with a capacity potential of 1 to 5 megawatts. The focus continued on larger machines during the 1970's and 1980's when many international corporations developed large wind turbines with 200-ft blades.


                                      (11)

In the 1990's, smaller turbines were accepted as the more successful path for wind turbines. Most turbines today are mature designs comprising upwind, horizontal axis 3-bladed design, of 500-600 kilowatt rating. These turbines are the propeller shaped turbines, which is commonly used today. They look similar to giant fans with thin blades. Although these turbines provide credibility to the wind industry toward the investment community and developers, the cost of energy from these turbines may be near the lower limit due to size effectiveness and any efficiencies of mass production. In other words, the acceptance of propeller turbines is based on many years of testing and experience. The ability to develop more efficient innovations using the current propeller designs is limited due to major past research exhausting most its potential.

    Although most wind turbines in the world are intermediate-sized with 50- 500 kilowatts peak capacity, numerous alternative turbines were developed. Some of the designs included one bladed and two bladed machines. Some include a vertical axis design. Others used variable speed instead of fixed speed. Some turbines have a direct drive between the blades and the generator instead of a gearbox.

    Not factoring the Company's MAT product, wind energy is expected to grow over the next two decades, as the technology becomes more cost competitive based on the current trends of declining costs and predictions from the United States Department of Energy. According to the World Energy Council, new wind capacity worldwide could be worth $150 billion to $400 billion. The continued evolution of this technology is evident with the existence of many different wind turbine designs. There is some division in the wind industry between those who want to promote the emerging respect of the business community by using established and more mature wind technology and those who seek new technologies in wind energy design for the purpose of significant cost reductions. Mass Megawatts chose to seek new horizons beyond the current limit of perception and knowledge by seeking new technologies in the hope of significant cost reductions. The company's products can be seen as participants in several different industries.

The  Conventional  Independent  Power  Producers  (IPP)
-------------------------------------------------------
     The largest industry is independent power production which could increase capacity over the next several years resulting in over $50 billion increase a year industry if the IPPs can deliver electricity at 5 cents per kilowatt/hour, according to the Massachusetts Department of Public Utilities in a publication entitled "Power to Compete" and authored by Michael Best of the "Center for Industrial Competitiveness". The wind-related IPPs currently produce over $200 million in electricity sales per year in the United States at 7 cents per kilowatt/hour. The impact of deregulation of the electric utilities is expected to present opportunities for wind-related IPPs as the current cost of developing wind energy is 4.5 cents per kilowatt/hour according to the Massachusetts Technology Collaborative based in Westborough Massachusetts. With the current cost of wind power in limited high wind locations being 4.5 cents per kilowatt/hour, the retail price of large scale investment in more conventional energy sources is the same cost to the consumer as investing in wind energy. In other words, combined gas turbines, modern coal technologies, and wind power in limited locations can earn enough profit to encourage investment if the retail sale of the electricity produced is 4.5 cents per kilowatt/hour.


                                      (12)

The  End  of  Line  Industry
----------------------------
    There is an industry of using modular sources of generation at the end of a utility's distribution lines. Some of these modular sources include small wind turbines, diesel generators, and photovoltaics. In growing communities, it is more cost effective to add small power generating facilities like wind turbines than to construct expensive new transmission capacity. In many parts of the country, utilities are required to provide electric service. As a result, the utility is willing to pay a premium for electricity than to incur a higher cost of constructing new power lines and substations for transporting electricity. Hundreds of megawatts worth of power plants could be constructed to serve the utilities at the remote areas of utility distribution lines within the next ten years. The price of kilowatt/hour sold is known to be several times than the normal selling price of electricity.

The  Green  Energy  Industry
----------------------------
    In the new era of electric restructuring, consumers can choose their electricity sources. Some choose green energy. It is the production of electrical energy from clean and renewable sources such as wind or solar. The use of these resources is available as a commodity to the consumer. A premium is paid by the green consumer for emission free sources generated onto the grid at the purchaser's behalf. The American Wind Energy Association based in Washington D.C., has stated that recent polls show that more than 5% of the general population will actually pay more for renewable energy.


The  Off-Grid  Industry
-----------------------
    This small industry is for consumers who are not near power lines or choose to avoid any connection to the grid. The industry includes wind, solar, wood burning stoves, and small hydropower turbines. Like the green industry, these consumers have a strong environmental awareness. Although, the potential market for off the grid energy products is less than one percent of the electricity market, the dollar potential is estimated to be up to $2 billion.

   Most renewable energy technologies and diesel power are the major energy sources who would compete in the End of the Line, Green energy, and Off the Grid industries.


                                      (13)

COMPETITIVE  ANALYSIS
---------------------

    In the past 10 years, as traditional energy costs have been rising, wind energy costs have been declining according to the Electric Power Research Institute. Not including the potential use of the Company's MAT, the advances in technology as well as larger-scale and more efficient manufacturing including increased experience in wind turbine technology has contributed substantially to this trend. This decline is paralleled with a several hundred-fold increase in installed wind energy capacity. As a result, maintenance costs have fallen significantly. Wind energy sources comprise of less than one percent of the current electrical generation industry. Despite the better financial and organizational resources of the larger conventional electric generation companies such as gas, oil and nuclear fuel, the wind industry could produce cost effective electricity which could substantially increase sales and growth by achieving a small increase in the electrical generation industry market share.

    The current status in wind energy economics in comparison with other energy sources is shown in Figure 1. The values are based on lifetime average cost studies including design, construction, and operations. The best wind turbines before introducing the MAT potential can produce electricity at 4.5 per kwh under good wind conditions. The strong wind areas have an average annual windspeed of 15 miles per hour or greater. Although, less than one percent of the Earth's surface has 15 miles per hour windspeed, Battelle Pacific Northwest Laboratory estimate that wind energy could supply about 20 percent of the worlds's electricity using current wind technology which does not factor the potential from the MAT. In comparing the cost of electricity from the wind with other more conventional power plants, we can see that wind energy is competitive.


FIGURE  1
---------

FUEL  SOURCE                             COST/(KWH)
Biomass8.0
Coal4.0
Petroleum__________________________________5.0
Geothermal_________________________________6.5
Natural  Gas_______________________________3.5
Nuclear___________________________________15.0
Hydropower_________________________________4.5
(2 cents at good hydroelectric sites)
Solar  Thermal____________________________10.0
Wind  (before  Mass  Megawatt's  VAT)______4.5
(  in  15mph  average  windspeed  conditions)
Diesel___________________________ 7 cents to $.40 ( depending on the size and location of the facility. Smaller and more remote locations have a more expensive electricity production cost.)


                                      (14)

The cost of each fuel source is documented in a publication entitled " The Power to Compete" authored by the Center for Industrial Competitiveness at University of Massachusetts Lowell. The publication was distributed by the Massachusetts Technology Collaborative ( MTC) based in Westborough, Massachusetts in 1998. The MTC has been appointed as the administrative arm of the Massachusetts
Renewable  Energy  Trust  Fund  by  the  Massachusetts  Legislature.

FUEL  SOURCE  MARKET  SHARE

Coal  -----------------------------------------------------50%
Nuclear  --------------------------------------------------20%
Natural  Gas  ---------------------------------------------10%
Petroleum  -------------------------------------------------3%
Hydroelectric  --------------------------------------------12%
Municipal  Solid  Waste  -----------------------------------3%
Wind  Energy  -------------------------------------------0.25%
Other  (including solar, diesel,  and  biomass)  --------1.75%


The market share of each fuel source is supplied by the Renewable Energy Report written by Ross Donald and supported by research statistics from the Union of Concerned Scientists from Cambridge, Massachusetts. Although these are 1995 statistics, the overall market share analysis has not made any major changes in the past four years with the exception of a slight increase in the use of natural gas and decrease in the use of coal and nuclear energy.

MAIN  COMPETITORS  OUTSIDE  THE  WIND  INDUSTRY
-----------------------------------------------

    Mass Megawatts, Inc. is claiming its stake in the growing electric power industry. We identify competition in terms of having specific products that fill the same needs which we will fill. The main competitors outside the wind industry are:

1) Combined-Cycle Gas Turbines: Innovations with this technology are currently generating electricity for less than four cents per kilowatt/hour where gas sources including gas lines are plentiful. The technology is lowering the cost of electricity with higher efficiency and cleaner emissions.

2) Modern Coal Technologies: New designs reheat several times more than traditional heat designs. The newer plants are equipped with scrubbers also. The technology increase efficiencies and decrease pollution emissions more than typical reheat designs.

3) Biomass-generated electricity: Gasifying the biomass in order to fuel high-efficiency gas turbine systems could cost as little as 4.6 cents per kilowatt/hour in the near term.


                                      (15)

   Other competition, such as petroleum, photovoltaic cells and nuclear power, is less of a competitive threat to Mass Megawatts at the current time because the cost to produce from these sources is higher than the wind electricity cost of production. Hydropower is limited in its ability to increase market share and does not pose a major threat toward wind power. Cost effective hydropower is limited to a small number of swift moving water sources as a profitable energy source.

MAIN  COMPETITORS  WITHIN  THE  WIND  INDUSTRY
----------------------------------------------

    As far as competition within the wind industry, large and well capitalized companies may enter the business when wind energy systems become a more widely accepted technology. Although one or more may be successful, the Company believes that its technological advantage and early participation will allow for some competitive protection.

    As mentioned earlier, wind energy is booming worldwide with it being the fastest growing source of energy in the world for the third year in a row according to the National Renewable Energy Laboratory in Boulder Colorado. Energy companies like Enron and British Petroleum, which are known for their forward thinking management, see opportunities in wind power development. Over $1.5 billion in worldwide sales of wind power plants have been achieved in both 1996 and 1997. The total world investment in wind power projects is more than $8.5 billion. Illustrated below is a small sample of the companies involved in wind power. They are currently the largest wind turbine manufacturers in the world.

    The leading American company is Enron, a $13 billion company, which purchased Zond Wind corporation. The company employs 550 people. It has developed and constructed projects comprising of 3,400 wind turbines or 700 megawatts of capacity since 1981. Enron Wind is the largest U.S. manufacturer and developer.

    Vestas from Denmark is the world's leading producer of wind turbines and also a leader of turbines imported by the United States. The company has innovations related to structural and generator advancements. Its world market share in 1997 was 24%. Vestas has 1,295 employees.

    Sea West Energy Corporation is a wind farm developer with almost 400 megawatts ($500 million) of completed wind power projects. The company has a good reputation for the quality of its turbines.

    Bonus Windpower of Denmark has produced many high quality turbines in Europe, mostly in Wales, and has exported to the United States.

    N.E.G. Micron has built 6,500 large turbines based on simplicity, reliability, and low maintenance costs.


                                      (16)

    Nordex of Denmark, Enercon of Germany, and DeWind of Germany produce turbines with a blade diameter of over 150 feet.

    Nedwind of the Netherlands manufacture turbines for export to the Caribbean and India.

    Bergey Windpower produces small turbines for applications mostly related to electric use being needed where the utility grid interconnection lines are not readily available.

   Economic growth in India and China in recent years has helped wind energy's high growth rate in those countries. As a result, the two countries are world leaders in the demand for wind turbines.


PRODUCT  COMPETITIVE  ADVANTAGE  WITHIN  THE  WIND  INDUSTRY
------------------------------------------------------------

    Wind power is currently viewed as a competitive alternative to "dirty" fossil fuels as more strict clean air regulations and laws are being enacted. Due to that fact, clean air credits are currently worth 0.5 cents per kilowatt/hour according to Zond Corporation statistics. Zond is a subsidiary of Enron Corporation . Furthermore, the cost of wind generated electricity is one-third of the cost which it was ten years ago. The potential competitive advantage of wind energy should increase if the Mass Megawatts VAT is successful in bringing cost reductions.

                                MULTIAXIS TURBINE

    The proceeds of this offering will be used for the development of the Company's most promising product, which is the Multixis Turbine or (MAT). Wind turbines utilize a rotor for converting the energy of the air stream into rotary mechanical power as a power conversion device from the wind. The wind machines can take advantage of a free and inexhaustible power source of mechanical power for various purposes including driving an electrical generator.

    In generating large amounts of power, conventional turbines have large rotors in order to generate a sufficient amount of energy in order to have a cost-effective generation of electricity. Unfortunately, the large rotors are expensive because the stress on the rotors increases dramatically as the blade's diameter increases. Conventional turbines had to increase the diameter of the blades in order to capture more energy for the purpose of increasing the area of moving air impacting onto the blades. This increase in the blade diameter can also increase the cost of other items of the turbine. Large blades create structural stress and fatigue problems for the gearbox, tower, and the system turning the generator into the optimal wind direction.


                                      (17)

    The MULTIAXIS TURBINE (MAT), as shown in FIGURE A, simplifies the blade costs by reducing their size. Larger blades require high construction cost. This new product also allows for repositioning other parts of wind turbines in order to reduce the complexity of constructing a wind turbine. It results in further cost reduction opportunities also. In addition, the MAT can use a key advantage of vertical turbines, which is the ability to use a simple design of thin blades which are easier and cheaper to produce.

     The use of many smaller blades is a more cost effective approach than using a large and complex one for a given power generation unit. The MAT also has a new approach of positioning the blades for gathering the mechanical power and directing it toward the generator for producing electricity. This innovation also allows for repositioning other parts of wind turbines in order to reduce the structural complexity of constructing a wind turbine.

     The new product comprises several axes each with a plurality of small vertical axis blades, preferably the Darrieus version. The axis transfers mechanical energy captured by the series of small blades on an axis. There are several of these axes connected by a belt and pulley system to a main axis or shaft which is connected to the generator or a gearing device leading to the generator. The MAT (Multiaxis Turbine) can use a plurality of blades for a generator using a vertical axis turbine design which is a blade design capable of using several blades for each shaft without excessive mechanical power transmission equipment. The vertical blade concept, including Darrieus versions, has for the most part been abandoned because the horizontal or propeller version has been proven to be superior using the conventional "one set of blades per generator unit" concept of wind turbines.

    The Company uses smaller blades, which addresses the problems of using vertical axis turbines. Vertical axis turbines suffer from severe structural stress problems because the lift forces push the blades back and forth causing heavy cyclical loads. The more popular propeller versions also have horizontal lift stresses. However, the propellers suffer less because the lift forces are not reversing all the time. As the vertical turbines rotate about their normal cycle, the wind hits them first from the left and then from the right. This is repeated many thousands of times a day. It eventually causes structural fatigue. The MAT uses small blade units, preferably a foot or two each in diameter. The short blades avoid the structural fatigue of longer blades, which plagues both the vertical designs as well as the more popular propeller (horizontal) version.


                                      (18)

     This innovation also allows for repositioning other parts of wind turbines in order to reduce the complexity of constructing a wind turbine, presenting other cost reduction opportunities. The vertical blade concept has an advantage of placing the generator and the shaft speed increasing device on the ground unlike most current turbines. Having those heavy items on top of a tower is avoided. The mentioned shaft speed increasing device is usually a heavy gearbox. It has to withstand the vibrations the tower and large blades in conventional wind turbines. The potentially damaging combination to the structural stability of the those vibrations is compounded with yaw (wind direction turbine facing) movements and the dangerous combination of the vibrational stresses. The combination of all these vibrations contributes to the need for good design requirements for its turbine components.

    As mentioned earlier, another advantage of vertical turbines is the ability to use a simple design of thin blades in producing them. It is based on a lower cost per unit length. The blades are not geometrically complex by having no twist or taper like a conventional turbine. Therefore, the manufacturing processes such as extrusion and pultrusion could be used to reduce costs.

    In addition, the drive train and generator parts at ground level create even more opportunities to use components with high weight or large physical size. An example in this regard is the direct drive generator. It eliminates the need for a gearbox and provides the advantageous variable-speed operation or a method of increasing power output at a lower cost.

    An additional potential advantage of the MAT is its increased ability to provide a more consistent power output to the utility power grid. Wind speed is not constant. As a result, conventional wind turbines provide an inconsistent output. The present invention's cost effectiveness does not rely on the power output being focused on the high cost of the blades and tower structure in comparison to the overall cost of the turbine. It allows the turbine's rated power output to be achieved at a much lower wind speed. The potential of consistent output gives the utilities the ability to plan easier. Less power fluctuations can allow for better power quality too. Coal, oil, and gas generators are always at a more constant capacity level when it is desired. Wind energy using conventional turbines has a capacity level based on weather conditions. This improved method of delivering electricity would allow wind energy to achieve a higher price from competitive bids due to the more consistent supply.

    Other features of the MAT reducing the cost of turbine system production include the ability to use cheaper material by adding an inexpensive weather protection with reinforcement of the structure or material for protecting the structure. The shape and position of the rain and snow protection material can increase the air velocity approaching the turbine, which could result in greater power output.
     A roof comprised of any cost-effective means could be placed above the wind turbine structure including any MAT system. The roof could be curved into a shape increasing the air velocity approaching a wind turbine unit preferably a MAT. Using a roof of relatively cheap material would allow the use of cheaper material in the wind system. We can use wooden and less treated elongated structures, which are also easier to construct. We could also have the ability to use cheaper materials for other parts.


                                      (19)

    The roof would prevent the rain and snow from falling onto the turbine system and causing rapid deterioration including warping and rotting. The use of cheap material, which cannot be used in bad weather conditions, can be used with this roof. The ability to have a less troublesome belt and pulley system for the MAT is another advantage of this protection structure.

    The protection structure will also allow a connection of the mini towers of the axes of the MAT. That would allow a structural reinforcement of the MAT. Therefore, the use of cheaper tower material would be allowed due to the decreased vibration stresses.

    The support structure could provide an improved turbine protection allowing the reduction of the weight and the quality of the blades which would otherwise cause structural problems without the weather protection device.

    The company plans to build MATs, which look similar to the version shown in FIGURE A which contain 2 units. A proof of concept prototype is shown in FIGURE
B. A medium 2-unit version is noted in FIGURE C. A large mass produced one unit version using a limited supply of existing abandoned towers is illustrated in FIGURE D.


                                      (20)

SOURCING

The  following  illustration is a partial list of parts and potential suppliers:

PARTS                              VENDOR

blades  (Drums)                    any  rotational molder,( Basque Plastics)
shafts                             any  injection  molder  or  any
bearing  shop
bearings  &  shaft  collars        POBCO  of  Worcester  or  any  bearing
                                   shop,Timkin
fence  (security)                  any  hardware  store
gearing                            Kaman  Industrial  Technologies Inc. of
                                   Auburn
generator                          The  MillWorks  of  New  England  Inc. of
                                   Orange  MA
sheeves                            POBCO  of  Worcester
belting                            Dodge  Power Inc. of Greenville ,S.C.
support  structure                 any  hardware  store
electric  interconnection          General  Electric  (includes meters, circuit
                                   breakers,  etc.)
solid  tubing                      Glasforms  Inc.,  PLP  Composite  Inc.
Steel  square  tubing              Peterson  Steel, Welded Tube Squares Inc.
Guy  Anchors                       Guy  Anchors  Inc.or  any  hardware  store
Shock absorbers                    Air Loc Inc., Unisorb, or Lakeview Industries
Tilt  hinges                       Braun Manufacturing,  Terry Hinge and
                                   Hardware  Co.


Note: Because this Disclosure Document focuses primarily on details concerning the Company rather than the industry in which the Company operates or will operate, potential investors may wish to conduct their own separate investigation of the Company's industry to obtain broader insight in assessing the Company's prospects.

(d) Describe specifically the marketing strategies the Company is employing or will employ in penetrating its market or in developing a new market. Set forth in response to Question 4 below the timing and size of the results of this effort, which will be necessary in order for the Company to be profitable. Indicate how and by whom its products or services are or will be marketed (such as by advertising, personal contact by sales representatives, etc.), how its marketing structure operates or will operate and the basis of its marketing approach, including any market studies. Name any customers that account for, or based upon existing orders will account for, a major portion (20% or more) of the Company's sales. Describe any major existing sales contracts


                                      (21)

    Our initial marketing strategy focuses on replacing wind turbines from abandoned wind farms in the Altamount Pass, San Gorgonio Pass, and Tehachapi Mountains of California. The initial process of site approval and a transmission infrastructure is not needed. Sales of electricity from the company's turbines would be used to invest into more turbines. The sites are good for up to 3000 megawatts worth of potential turbines over the next several years which could supply slightly less than one half of one percent of the nation's electricity use. As far as raising additional capital in the future is concerned, limited partnerships may be an option for financing the MAT projects. The ownership percentage by the company and investors will be subject to negotiations.
Several investment groups have expressed an interest in at least $25 million toward investing into Mass Megawatts, if the MAT proves to be a durable and reliable product with a good rate of return on electricity selling at four cents a kilowatt/hour. However, the MAT is unproven at this stage in both reliability and its durability. The company has identified 1500 acres for its initial development in the Palm Springs Desert in southern California. Mass Megawatts first plans to lease 900 acres of land and interconnection equipment from SeaWest Energy Inc. of North Palm Springs, Caifornia if the MAT proves to be successful. The company is a world leader of wind energy development and has 16 years of wind technology experience. SeaWest currently owns about $100 million ( one hundred million dollars) of wind turbines in the Palm Springs area of California. The terms of the lease is percentage of the development project's gross revenue located on property owned by SeaWest. Mass Megawatts plans to sell the electricity on the electric power commodity exchange in California with a green energy premium.

  In other marketing efforts, the sales and service activities are being established by forming strategic alliances with the new and emerging companies involved as electric power brokers. Those businesses formed as a result of electric deregulation in the retail sale of electricity. Examples of electric power broker companies include AllEnergy, Green Mountain Resources, and EnergyVision. Another company which can help market the Company's products is Electricitychoice, which can help negotiate consumer electric sales. A percentage of electricity sales is the compensation which is usually given to power brokers. The process of using power brokers to sell electricity is not complex or difficult. The Company also plans to increase marketing efforts with advertising in print, radio, television, and direct sales marketing . It will focus on both cost savings and environmental benefits of its state of the art turbine. First, the company would solicit bids to purchase electricity from registered power brokers. Most power brokers are registered with each state in which they do business. The solicited bids can be for proposed power plants or replacing expiring power contracts of existing power plants. A power broker would buy blocks of electricity in megawatt/hour units. As an example, xyz power broker could enter a contract in order to purchase 10,000 megawatt/hours of electricity for $400,000 over a period of one year. The power broker would provide a 5% non-refundable deposit on each block of electricity reserved for future purchase.


                                      (22)

      Although the Company is currently planning to build power plants and sell only the produced electricity, Mass Megawatts might also seek to be a vender of the MATs also. Aside from federal and state regulations requiring power purchases of any excess electricity by the utilities, marketing efforts to achieve a better sales price for electricity will be a high priority.

Marketing  can  be  directed  in  three  areas.

SALES  TO  THE  POWER  PRODUCERS
--------------------------------
     Certain power producers including electric utilities in several states require additional power plants to meet their service area needs. Additionally, regulations are encouraging power producers and utilities to add renewable sources to the mix of power generation. Many of these purchases will be made through solicitation to bid competitively for the sale of a facility involving third parties.

POWER  PURCHASE  AGREEMENTS  ("PPAS")
-------------------------------------
     Increasingly, utilities and other power producers are meeting needs for electricity through PPAs with other utilities or third-party suppliers based on competitive bid solicitations. Other PPAs are negotiated directly with a utility or negotiated pursuant to available programs offered by the utility. Recent trends toward deregulation in the electric industry presents numerous opportunities in the near future.

 DIRECT  SALES  TO  POWER  BROKERS
----------------------------------
     The Company plans to sell directly to power brokers, including utility affiliates. The Company can also produce power plants for sales to third parties.

      At least in the initial marketing efforts, the Company will employ the services of electric power brokers in direct sales and much of the sourcing for power purchase agreements. The brokers can contribute to the customer service needs of the distribution efforts by establishing power pools which would can help guide customers through the deregulation process. The services include obtaining a reliable supply of electricity and securing a guaranteed firm delivery.

      The geographical markets for the Company's products as outlined in the license agreements are Massachusetts, New York, New Jersey, Pennsylvania, California, Illinois, Kansas, Michigan, Minnesota, Nebraska, North Dakota, South Dakota, Texas, Vermont, Washington, and Wisconsin. There are over 1.5 trillion kilowatt/hours of electricity generated in this licensed territory each year. The Company hopes to launch the VAT into the marketplace before the middle of 1999.

     The Company's primary targeted market is currently worth $800 million. This figure is based on the dollar value of wind development projects being planned for the next two years. If the recent past annual growth of wind turbine capacity continues, the primary targeted market could be larger than the current $800 million value.


                                      (23)

  The projected secondary market is likely to be targeted within the next three years. It is the retail market for clean electricity such as the electricity produced by the company's MAT. It is estimated to be worth $2 billion at end user value within the next three years according studies conducted by the National Renewable Energy Laboratory. The estimate is based on a belief that only one percent of the overall electricity market will participate in a green pricing program. According to recent national surveys, approximately 40% to 70% of the population in the survey samples indicate a willingness to pay a premium for renewable energy. Although 10% of the respondents say that they will actually participate in a program, it is estimated that a conservative estimate of better than one percent of the population will actually participate.

    Currently, more than a dozen utilities initiated green marketing programs. Public Service Company of Colorado, Central and South West Services Corporation of Texas, and Fort Collins Light and Power Company are leading the effort toward wind related green electricity marketing efforts with 10 megawatts of wind power
devoted  toward  green  electric  purchases.   Sacramento  Municipal  Utilities
District  is  a  leader  in  green  marketing  efforts  using  photovoltaics.

  Although the green market is new, utilities are taking advantage of this widespread public preference for renewable energy by initiating two approaches. One initiative is offering customers a specific electricity source at a premium price. The other approach is giving customers an opportunity to invest in future renewable energy projects directly.

      The Company also plans to target sales of electricity and its MATs to businesses which are large users of electricity and have a desire for a public perception of being a friend of the environment.

      The Company does not expect to have individual customers accountable for a large portion of sales. In this new era of electric restructuring, the large utilities in many states seem to be evolving into electric transmission companies and will not purchase electricity themselves. As a result, electric utilities would not account for a large portion of sales.

     (e) State the backlog of written firm orders for products and/or services as of a recent date (within the last 90 days) and compare it with the backlog of a year ago from that date.

     No backlog is available, both this year and last year, as of the date of this disclosure document because it is a new company.

     As  of:  March  1,  1998     No  backlog
     As  of:  March  1,  1997     No  backlog

     Explain the reason for significant variations between the two figures, if any. Indicate what types and amounts of orders are included in the backlog figures. State the size of typical orders. If the Company's sales are seasonal or cyclical, explain.

 Not  Applicable


                                      (24)

     (f) State the number of the Company's present employees and the number of employees it anticipates it will have within the next 12 months. Also, indicate the number by type of employee (i.e., clerical, operations, administrative, etc.) the Company will use, whether or not any of them are subject to collective bargaining agreements, and the expiration date(s) of any collective bargaining agreement(s). If the Company's employees are on strike, or have been in the past three years, or are threatening to strike, describe the dispute. Indicate any supplemental benefits or incentive arrangements the Company has or will have with its employees.

     The Company plans on hiring independent contractors at least in the near future. There will be a manufacturing department with at least one employee with a construction background and one with electrical background in order to oversee the work of the independent contractors. The Chief Executive Officer will devote much of his time to administrative, financial, marketing, sales, and customer service duties. As the Company expands, the Chief Executive Officer will delegate some of his original responsibilities. If any of the mentioned duties require substantial amounts of time, then employees, contractors, and consultants will be hired from time to time as the company grows. By October 2000, the Company plans to have one employee in sales and marketing, eight in installation and manufacturing, two in maintenance and service, and one in administration.

     Presently, there are no collective bargaining agreements, health insurance program, stock option agreement, or any other Company benefit programs.

     (g) Describe generally the principal properties (such as real estate, plant and equipment, patents, etc.) that the Company owns, indicating also what properties it leases and a summary of the terms under those leases, including the amount of payments, expiration dates and the terms of any renewal options. Indicate what properties the Company intends to acquire in the immediate future, the cost of such acquisitions and the sources of financing it expects to use in obtaining these properties, whether by purchase, lease or otherwise.

      The Company does not currently own or lease any assets. The Company has 2000 square feet of manufacturing space at Southbridge Street next the Mass Electric Headquarters in Worcester, Massachusetts. The space was donated by a wealthy environmental activist. Mass Megawatts has reached a tentative agreement with SeaWest for leasing up to 900 acres of land in North Palm Springs in California depending upon the success of the MAT including its cost effectiveness as a marketable product. The Company under the lease terms pays a maximum of 10 % of the gross revenue from the sale of electricity to SeaWest. No lease payments will be made until the power plants start generating electricity. The land is zoned for wind farming and has utility grid interconnection facilities available. As soon as funding is available, the turbines should be constructed and have started generating electricity into the power grid within five months of the offering proceeds. Mass Megawatts is also looking into future lease or "use of site" agreements in the longer term in the central and western areas of Massachusetts for commercial sites for its MAT. However, the details have not been finalized. The company is considering using 300 acres of land located on Florida Mountain near North Adams, Massachusetts. The land is currently in the early stages of being zoned for wind power plants. In other areas within Massachusetts, the Company is considering a lease of 11


                                      (25)
acres of land from the town of Princeton, Massachusetts. The price of the lease could be based on a dollar value of electricity generated. For example, the lease could be one third of a penny per kilowatt/hour generated. However, no agreement with the town of Princeton has been reached. In other potential development activities, the company has plans for developing 125 megawatts of power plants in Minnesota and 30 megawatts in Wisconsin. In the longer term, The Company is looking into forming partnerships with investors or other wind developers for the purpose of financing a 500 megawatt wind farm in California's Tehachapi Mountains, 425 megawatt wind farm at Lake Benton in southwestern Minnesota, and 300 megawatts at the Altamont Pass in California.

     (h) Indicate the extent to which the Company's operations depend or are expected to depend upon patents, copyrights, trade secrets, know-how or other proprietary information and the steps undertaken to secure and protect this intellectual property, including any use of confidentiality agreements, covenants-not-to-compete and the like. Summarize the principal terms and expiration dates of any significant license agreements. Indicate the amounts expended by the Company for research and development during the last fiscal year, the amount expected to be spent this year and what percentage of revenues research and development expenditures were for the last fiscal year.

     Mass Megawatts has been granted an exclusive license with a limited territory to market for the life of the any patent related to wind energy owned by Jonathan Ricker of Shrewsbury, Massachusetts, a founder and shareholder of the company. The exclusive territory is the states of Massachusetts, New York, New Jersey, Pennsylvania, California, Illinois, Kansas, Michigan, Minnesota, Nebraska, North Dakota, South Dakota, Texas, Vermont, Washington, and Wisconsin. These rights include the Multiaxis Turbine (MAT) and any technology related to wind velocity augmentation. Eight patent applications have been filed by Jonathan Ricker. Two percent of the gross sales of electricity or electricity producing equipment is the royalty to be received by Mr. Ricker. A copy of the license agreement is in Exhibit B of the Appendix.

    The Company plans to spend more than $16,000 in Development of a manufactured MAT pilot power plant in the next year from offering proceeds. The Company had no revenues last year.

     (i) If the Company's business, products, or properties are subject to material regulation (including environmental regulation) by federal, state, or local governmental agencies, indicate the nature and extent of regulation and its effects or potential effects upon the Company.

     Mass Megawatts is affected by several regulations resulting from state and federal laws.

     The Federal Energy Regulatory Commission (FERC) (see 18 CFR Section 292) allows independent power producers to interconnect with the utility grid. The rules are enhanced by further regulations of the state public utilities commissions.



                                      (26)

     The Federal Public Utilities Regulatory Policies Act of 1978 (PURPA), as well as FERC regulations require utilities to purchase electricity generated by independent power producers (see 16 USC, Section 824 and 18 CFR, Section 291).

     Many states, including Massachusetts, require a process known as "reverse metering" which independent power producers simply run their meter backwards until they sell the power to the amount consumed from the utility. Any excess is sold at a price equal to the "wholesale excess energy rate."

     Lastly, deregulation is changing to regulatory landscape whereas a company like Mass Megawatts can sell electricity to direct users less a transmission charge by the utilities for using their transmission and distribution wires and facilities.

     The Company has local zoning laws to adhere to as well as numerous environmental regulations, federal and state, when planning construction projects.

     (j) State the names of any subsidiaries of the Company, their business purposes and ownership, and indicate which are included in the Financial Statements attached hereto. If not included, or if included but not consolidated, please explain.

     Not  applicable.  The  Company  has  no  subsidiaries.

     (k) Summarize the material events in the development of the Company (including any material mergers or acquisitions) during the past five years, or for whatever lesser period the Company has been in existence. Discuss any pending or anticipated mergers, acquisitions, spin-offs or recapitalizations. If the Company has recently undergone a stock split, stock dividend, or recapitalization in anticipation of this offering, describe (and adjust historical per share figures elsewhere in this Disclosure Document accordingly).

     The Company was incorporated in 1997 for the purpose of wind product development, constructing power projects using wind energy, and other business related to the development and sale of wind power generated electricity. The Company develops new technology for the purpose of pursuing a more cost effective wind turbine for producing cheaper electricity.

4. (a) If the Company was not profitable during its last fiscal year, list below in chronological order the events which in management's opinion must or should occur or the milestones which in management's opinion the Company must or should reach in order for the Company to become profitable, and indicate the expected manner of occurrence or the expected method by which the Company will achieve the milestones.

     The Company's MAT currently under development is important and essential in order to achieve profitability. The following milestone chart is the chronological order of important events which must occur for the MAT's successful commercial implementation using the current business plan.


                                      (27)

                                   Milestones
Event  or  Milestone           Expected manner of occurrence or                          Date, or number of
                               method  of  achievement                               months  after  receipt
                               (including  $  budgeted)                                 of  proceeds,  when
                                                                                   should  be  accomplished

Develop  MAT                   Start  securing  pilot  development  sites  with
                               signed  land  use or lease contacts  with
                               zoning  approval  of  wind  turbines.                             One  month
                                     (budget  no  more  than $5,000 of
                                      administrative  cost)

                               Negotiating  and  hiring  construction
                               Contractors                                                       One  month
                                     (budget  $5,000  of  administrative cost)

                               Complete  sourcing of special materials,                          One  month
                               bearings  and airfoils for construction
                                     (  budget  $0)

                               Construct  early  pilot  MATs                                  Three  months
                                     (budget  $210,000)
                                     ($90,000  if  only  minimum  is raised.)

                               Determination  of  power  output performance  and
                               fatigue  testing  of  the  harsh  weather environment           Nine  months
                                     (budget  $0)

                               Refine  component  sourcing  and
                               manufacturing  requirements                                      Ten  months
                               based  on  the  performance  tests.
                                     (  budget  $0)


                                      (28)

                               Hire  a  sales  and  marketing  consultant
                               for  developing  and  implementing  a
                               marketing  program.                                          Eleven  months
                                     (  budget  $600  per  week)
                                     ($300  per  week  if  minimum  is raised.)



                               Commercial  production  of  MATs

                               Hire  additional  installation  and
                               manufacturing  employees                                     Twelve  months
                                     (  budget  $1890  per  unit)

                               Determine  the  best  sourcing  of                           Twelve  months
                               additional  financing.
                                     (  budget   $0)

                               Commence  commercial                                         Twelve  months
                               construction  programs
                                     (  budget   $15,000  per  unit)


     (b) State the probable consequences to the Company of delays in achieving each of the events or milestones within the above time schedule, and particularly the effect of any delays upon the Company's liquidity in view of the Company's then anticipated level of operation costs
(see  Questions  Nos.  11  and  12).

      As a new company, negotiating and hiring contractors and employees may require extra diligence as the Company may include them in responsibilities. The workers are vital toward achieving the Company's milestones and other activities including the need to source construction materials as well as the construction itself. The MAT pilot program may be altered due to adverse conditions toward the structural stress requirements and other issues involving the longevity of the construction projects. As a result, further research effort may be directed toward the newly discovered problems. In addition, it could delay ongoing research programs. As a new business, the Company may also encounter other delays or unforseen events leading to the inability to raise additional financing. In other issues, the marketing plan could be delayed due to the Company being new and facing the uncertainty of numerous changes in the electric power marketplace. Other probable consequences include the inability to raise the funds from the stock offering resulting from a failed marketing plan to promote the sale of stock.

Note: After reviewing the nature and timing of each event or milestone, potential investors should reflect upon whether achievement of each within the estimated time frame is realistic and should assess the consequences of delays or failure of achievement in making an investment decision.


                                      (29)

                             OFFERING PRICE FACTORS

     If the securities offered are common stock, or are exercisable for a convertible into common stock, the following factors may be relevant to the price at which the securities are being offered.

5. What were net, after-tax earnings for the last fiscal year? (If losses, show in parenthesis.)

     Not applicable. Mass Megawatts is a new company and did not exist in the last fiscal year.

6. If the Company had profits, show offering price as a multiple of earning. Adjust to reflect for any stock splits or recapitalizations, and use conversion or exercise price in lieu of offering price, if applicable.

     Not  applicable.  Mass  Megawatts  did  not  exist in the last fiscal year.

7. (a) What is the net tangible book value of the Company? (If deficit, show in parenthesis.) For this purpose, net tangible book value means total assets (exclusive of copyrights, patents, goodwill, research, and development costs and similar intangible items) minus total liabilities.

     The Company had $0 in net tangible book value because it had no tangible assets or liabilities.

     If the net book value per share is substantially less than this offering (or exercise or conversion) price per share, explain the reasons for the variation.

     The offering price of $22.50 (twenty two dollars and fifty cents) a share is strictly an arbitrary figure. The offering price of the Shares in this Offering was determined by the Company and does not necessarily bear any relationship to the Company's asset value, net worth or other established criteria of value. Each prospective investor should make an independent evaluation of the fairness of such price. The offering price of shares has been arbitrarily determined by the Company based upon factors of capital needs and percentage of ownership to be held by investors. The offering price has no relation to earnings, assets, book value, or other factors.


     (b) State dates on which the Company sold or otherwise issued securities during the last 12 months, the amount of such securities sold, the number of persons to whom they were sold, any relationship of such persons to the Company at the time of sale, the price at which they were sold, and if not sold for cash, a concise description of the consideration. (Exclude bank debt.)

     Not applicable. The Company had not sold or issued any stock or other financial instrument prior to this offering.


                                      (30)

8. (a) What percentage of the outstanding shares of the Company will the investors in this offering have? (Assume exercise of outstanding options, warrants or rights and conversion of convertible securities, if the respective exercise or conversion prices are at or less than the offering price. Also assume exercise of any options, warrants or rights and conversions of any convertible securities offered in this offering.)

     If  the  maximum  is  sold:  4%

     If  the  minimum  is  sold:  2%

     (b) What post-offering value is management implicitly attributing to the entire Company by establishing the price per security set forth on the cover page (or exercise or conversion price if common stock is not offered?) (Total outstanding shares after offering times offering price, or exercise or conversion price if common stock is not offered.)

         If  maximum  is  sold:  $4,500,000
         If  minimum  is  sold:  $4,410,000



                                 USE OF PROCEEDS

9 (a) The following table sets forth the use of the proceeds from this offering.


                                       If Minimum Sold       If Maximum Sold
                                       Amount           %   Amount           %

Total Proceeds                        $     90,000    100%  $180,000     100%
Less:
     Offering expenses, commissions,
     and finders fees                  -0-              0%     -0-        0%
     Legal and Accounting             $   3,000         3%  $  3,000      6%
     Copying and Advertising          $   5,000         6%  $  5,000      3%
     Net Proceeds from Offering       $ 82,000        91 %  $172,000     91%

Use of Proceeds ( Specify):
     Prototype Power Plants           $ 64,000         70%  $ 64,000    35%
     Research and Development              -0-          0%  $ 16,000    9 %
     Reserves for Retrofits           $  3,500          4%  $  3,500     3%
     Working Capital Needs            $ 14,500         17%  $ 19,000    11%
     Marketing and Advertising             -0-          0%  $ 60,500    33%
     Administration                        -0-          0%  $  9,000     5%


                                      (31)

 (b) If there is no minimum amount of proceeds that must be raised before the Company may use the proceeds of the offering, describe the order of priority in which the proceeds set forth above the column "If maximum " will be used.

    The highest priority will be constructing power plant prototypes. In the construction of power plants, the Company would first conduct weather related and environmental testing activities. If the testing was not acceptable toward a long term cost effective method of construction, then another series of power plants would be built which would be more expensive, requiring more materials and other construction needs. Retrofits of earlier versions may be needed. As a result, a percentage of the proceeds will be reserved for potential
contingencies.   The  Company  may  repeat  the  process  if  necessary.

    The next priority is our marketing program. The first effort will be toward developing strategic alliances with other wind power developers who have done the initial steps of zoning, financing and other requirements toward developing successful wind energy projects. The developers would benefit from Mass Megawatt's new and more cost effective product.

    As soon as the Company establishes a firm foundation on the course of its primary marketing efforts, the Company plans to establish strategic alliances with companies involved with green marketing programs. We will begin these efforts with "word of mouth" techniques at business organizations and power brokers. Other efforts include direct advertising to green pricing customers either through direct mail or advertising in the media in conjunction with environmental related events. On a limited budget, the Company will be able to determine which marketing methods are most effective by marketing in a very limited geographical area.

     As initial marketing efforts including "word of mouth" techniques have matured, the company will advertise in local publications when cash flow allows continued marketing efforts. Eventually, television and radio advertisement could be utilized.

     As our next priority, working capital and administrative support will be used for contingencies on an "as needed" basis.

      Finally, the priority of any additional research and product development needs would be financed by the offering proceeds after the working capital and administrative activities are satisfied.

     Note: After reviewing the portion of the offering allocated to the payment of offering expenses, and to the immediate payment to management and promoters of any fees, reimbursements, past salaries or similar payments, a potential investor should consider whether the remaining portion of his investment, which would be that part available for future development of the Company's business and operations, would be adequate.


                                      (32)

10.  (a)     If  material amounts of funds from sources other than this offering are to be used in conjunction with the proceeds from this offering, state the amounts and sources of such other funds, and whether funds are firm or contingent. If contingent, explain.

     Jon Ricker has agreed to make an interest free loan of up to $50,000 on an as-needed basis to Mass Megawatts for initial marketing and product development cost. A loan is unlikely because the company hopes to generate revenues and profits soon after receiving the proceeds of this offering. There is no minimum commitment or other fees associated with the agreement. The loan will be repaid as the company's cash flow is available for repayment. Mr. Ricker will determine the loan repayment terms based on the cash and liquidity needs of the Company.

 (b) If any material part of the proceeds is to be used to discharge indebtedness, describe the terms of such indebtedness, including interest rates. If the indebtedness to be discharged was incurred within the current or previous fiscal year, describe the use of the proceeds of such indebtedness.

     No  amount  of  the  proceeds  is  to  be  used  to discharge indebtedness.

     (c) If any material amount of the proceeds is to be used to acquire assets, other than in the ordinary course of business, briefly describe and state the cost of the assets and other material terms of the acquisitions. If the assets are to be acquired from officers, directors, employees or principal stockholders of the Company or their associates, give the names of the persons from whom the assets are to be acquired and set forth the cost to the Company, the method followed in determining the cost, and any profits to such persons.

     No amount of the proceeds is to be used to acquire assets other than in the ordinary course of business.

     (d) If any amount of the proceeds is to be used to reimburse any officer, director, employee or stockholder for services already rendered, assets previously transferred, or moneys loaned or advanced, or otherwise, explain.

     No  amount  of  the  proceeds  is  to  be  used  for  any  reimbursement.

11. Indicate whether the Company is having or anticipates having within the next 12 months any cash flow or liquidity problems and whether or not it is in default or in breach of any note, loan, lease or other indebtedness or financing arrangement requiring the Company to make payments. Indicate if a significant amount of the Company's trade payables have not been paid within the stated trade term. State whether the Company is subject to any unsatisfied judgments, liens or settlement obligations and the amounts thereof. Indicate the Company's plans to resolve any such problems.

     The Company does not anticipate having, within the next 12 months, any cash flow problems or liquidity problems. It is not in default or breach of any note, loan, lease, or other indebtedness or financing arrangements requiring the Company to make payments. The Company has no trade payables. The Company is not subject to any unsatisfied judgments, liens, or settlement obligations.


                                      (33)

12. Indicate whether proceeds from this offering will satisfy the Company's cash requirements for the next 12 months, and whether it will be necessary to raise additional funds. State the source of additional funds, if known.

     The proceeds from this offering will satisfy cash requirements for the next 12 months. No additional funds are anticipated for the need to prevent cash flow problems. Even if the minimum is raised, the cash requirements will be satisfied. However, the initial amount of produced units for testing will be less than if the maximum proceeds were raised. As a result, the testing required for the validation of the Company's MATs might be requiring more time.

                                 CAPITALIZATION

13. Indicate the capitalization of the Company as of the most recent balance sheet date (adjusted to reflect any subsequent stock splits, stock dividends, recapitalizations or refinancings) and as adjusted to reflect the sale of the minimum and maximum amount of securities in this offering and the use of the net proceeds therefrom:

                                               Amount outstanding
                                                  As  adjusted
                                                  ------------
As of 1/31/98                                  Minimum    Maximum

 Debt
    Short term                                 $      0  $      0   $      0
    Long term                                  $      0  $      0   $      0
       Total debt                              $      0  $      0   $      0
Stockholder's Equity:
    Preferred stock- par or stated
    value( by class of preferred in order
    of preference) none                           -----    ------    -------

   Common stock--par or stated value           $      0  $      0   $      0
    Additional Paid in capital                 $      0  $ 82,000   $172,000
    Retained Earnings(deficit)                 $      0  $      0   $      0
         Total Stockholder's Equity (deficit)  $      0  $(11,631)  $(11,631)
Total capitalization                           $      0  $ 70,369   $160,369

Note: None of the offering proceeds will be used to pay off any long debt of the company.

                                    Number  of             Par  Value
          Class  of  Preferred      Shares  Authorized     Per  share
          --------------------      ------------------     ----------
          None                      $                0    $         0

Number  of  common  shares  authorized:                       200,000

Par  or  stated  value  per  share,  if  any:                 no  par

Number of  common  shares  reserved  to meet conversion requirements or for the
issuance  upon  exercise  of  options,  warrants  or  rights:   none


                                      (34)

The Capitalization of the Company and other financial statements was prepared by Jonathan C. Ricker, President of Mass Megawatts, Inc


                            DESCRIPTION OF SECURITIES

14.  The  securities  being  offered  hereby  are:

      [ x ]  Common  Stock
      [   ]  Preferred  or  Preference  Stock
      [   ]  Notes  or  Debentures
      [   ]  Units  of  two  or  more  types  of  securities,  composed  of:
      [   ]  Other:

15.  These  securities  have:

       Yes      No
      [   ]     [ x ]  Cumulative  voting  rights
      [   ]     [ x ]  Other  special  voting  rights
      [   ]     [ x ]  Preemptive  rights  to purchase in new issues of shares
      [   ]     [ x ]  Preference  as  to  dividends  or  interest
      [   ]     [ x ]  Preference  upon  liquidation
      [   ]     [ x ]  Other  special  rights  or  preferences  (specify):


Explain:

16.  Are  the  securities  convertible:  [   ]  Yes    [ x ]  No

     Not  applicable.  Securities  are  not  convertible.

     If  so,  state  conversion  price  or  formula.
                                                     -----------------
     Date  when  conversion  becomes  effective:       /     /
                                                  ------------------
     Date  when  conversion  expires:                      /     /
                                                       ------------------

17.  (a)     If  securities  are  notes  or  other  types  of  debt  securities:

     Not  applicable.  Securities  are  common  stock.

          (1)  What  is  the  interest  rate?  __________%
               If  interest  rate  is  variable  or  multiple  rates,  describe.

          (2)  What  is  the  maturity  date?  __________%
               If  serial  maturity  dates,  describe.

          (3)  Is  there  a  mandatory  sinking  fund?

               [   ]  Yes   [   ]  No

               Describe:


                                      (35)

     (4)     Is  there  a  trust  indenture?  [   ]  Yes   [   ]  No

            (5)     Are  the  securities  callable  or  subject  to  redemption?
                    [  ]  Yes   [  ]  No  Describe, including redemption prices:

            (6)     Are  the  securities  collateralized  by  real  or  personal property?
                   [  ]  Yes   [  ]  No   Describe:

            (7) If these securities are subordinated in right of payment of interest or principal, explain the terms of such subordination.

                    How much currently outstanding indebtedness of the Company is senior to the securities in right of payment of interest or principal? $___________________

                    How much indebtedness shares in right of payment on an equivalent (pari passu) basis? $___________________

     (b) If notes or other types of debt securities are being offered and the Company had earnings during the last fiscal year, show the ratio of earnings to fixed charged on an actual and pro forma basis for that fiscal year. "Earnings" means pretax income from continuing operations plus fixed charges and capitalized interest. "Fixed charges" means interest (including capitalized interest), amortization of debt discount, premium and expense, preferred stock dividend requirements of majority owned subsidiary, and such portion of rental expense as can be demonstrated to be representative of the interest factor in the particular case. The pro forma ratio of earnings to fixed charges should include incremental interest expense as a result of the offering of the notes or other debt securities.

     Not  applicable.  Securities  are  common  stock.

                                           Last  Fiscal  Year
                                         ---------------------
                                      Actual             Proforma
                                    ---------          -----------
                                     Minimum             Maximum
                                    ----------          ----------
                                    "Earnings"
                                    ----------

"Fixed  Charges"     =            ----------          ----------
If  no  earnings,  show  "Fixed  Charges"  only       ----------    -----------
          ----------
Note: Care should be exercised in interpreting the significance of the ratio of earnings to fixed charges as a measure of the "coverage" of debt service, as the existence of earnings does not necessarily mean that the Company's liquidity at any given time will permit payment of debt service requirements to be timely made. See Question Nos. 11 and 12. See also the Financial Statements and especially the Statement of Cash Flows.

18.  If  Securities  are  Preference  or  Preferred  Stock:

     Not  applicable.  Securities  are  Common  Stock.

          Are  unpaid  dividends  cumulative?  [   ]  Yes  [   ]  No
          Are  securities  callable?  [   ]  Yes  [   ]  No
          Explain:


                                      (36)

Note: Attach to this Disclosure Document copies or a summary of the charter, bylaw or contractual provision or document that gives rise to the rights of holders of Preferred or Preference Stock, notes or other securities being offered.

19. If securities are capital stock of any type, indicate restrictions on dividends under loan or other financing arrangements or otherwise:

     There are no restrictions on dividends under any loan or other financing arrangement or otherwise.

20. Current amount of assets available for payment of dividends (if deficit must be first made up, show deficit in parenthesis):

     No  assets  are  available  for  payment  of  dividends.

                             PLAN  OF  DISTRIBUTION

21. The selling agents (that is, the persons selling the securities as agent for the Company for a commission or other compensation) in this offering are:


     Name:____________________         Name:________________________

     Address:_________________         Address:_____________________

     Telephone  No.:__________         Telephone  No.:______________

22. Describe any compensation to selling agents or finders, including cash, securities, contracts or other consideration, in addition to the cash commission set forth as a percent of the offering price on the coverage of this Disclosure Document. Also indicate whether the Company will indemnify the selling agents or finders against liabilities under the securities laws. ("Finders" are persons who for compensation act as intermediaries in obtaining selling agents or otherwise making introductions in furtherance of this offering.)

Not  applicable


23. Describe any material relationships between any of the selling agents or finders and the Company or its management.

Not  applicable

Note: After reviewing the amount of compensation to the selling agents or finders for selling securities, and the nature of any relationship between the selling agents or finders and the Company, a potential investor should assess the extent to which it may be inappropriate to rely upon any recommendation by the selling agents or finders to buy the securities.

24. If this offering is not being made through selling agents, the names of persons at the Company through which this offering is being made:

     Jonathan  Ricker,  President


                                      (37)

25. If this offering is limited to a special group, such as employees of the Company, or is limited to a certain number of individuals (as required to qualify under Subchapter S of the Internal Revenue Code) or is subject to any other limitations, describe the limitations and any restrictions on resale that apply:

     There  are  no  limitations.

     Will the certificates bear a legend notifying holders of such restrictions?

     [   ]  Yes   [ x ]  No

26.  (a)     Name,  address, and telephone number of independent bank or savings and loan association or other similar depository institution acting as escrow agent if proceeds are escrowed until minimum proceeds are raised:


     Westborough Savings Bank, 100 East Main Street, Westborough, MA. 01581 Telephone number (508) 366-4111

Mass Megawatts has established an escrow account with Westborough Savings Bank of Westborough, Massachusetts.

     (b) Date at which funds will be returned by escrow agent if minimum proceeds are not raised:

     December  2,  2000

     Will  interest  on  proceeds  during  escrow  period  be paid to investors?

     Yes

27. Explain the nature of any resale restrictions on presently outstanding share, and when those restrictions will terminate, if this can be determined:

       The outstanding shares not including the shares registered in this U7 Disclosure Document are restricted stock, which has not been registered pursuant to the Securities Act of 1933 and any state regulations. The restricted stocks are not freely tradable.
       The restricted stock may not be sold or offered for sale in the absence of an effective registration statement as to the securities under said Act and any applicable state securities laws or an opinion of counsel satisfactory to the issuer that such registration is not required.
       An example of an exemption of registration is Rule 144 of the Securities Act of 1933. Under Rule 144 and subject to certain limitations a person, including an affiliate, who has beneficially owned shares for at least two years is entitled to sell in "broker transactions" or to market makers, within any three month period, a number of shares that does not exceed the greater of one percent of the outstanding shares of Common Stock or the average weekly trading volume in the Common Stock during the four calendar weeks preceding the filing of a Form 144 with respect to such sale.


                                      (38)

Note: Equity investors should be aware that unless the Company is able to complete a further public offering or the Company is able to be sold for cash or merged with a public company that their investment in the Company may be illiquid indefinitely.

                    DIVIDENDS DISTRIBUTIONS AND REDEMPTIONS

28. If the Company has within the last five years paid dividends, made distributions upon its stock or redeemed any securities, explain how much and when:
     The Company has paid no cash dividend. No stock dividend has been declared or issued.


                    OFFICERS AND KEY PERSONNEL OF THE COMPANY
IMPORTANT NOTE: PLEASE SEE APPENDIX D FOR NEW APPOINTMENTS PENDING REVIEW OF THE
--------------------------------------------------------------------------------
CORPORATE  BYLAWS
-----------------

29.  Chief  Executive  Officer

     Jonathan  C.  Ricker
     President,  Director,  and  Founder
     11  Maple  Avenue
     Shrewsbury,  MA  01545
     (508)  751-5432
     Age:  37

           Names of employers, titles, and dates of positions held during past five years with an indication of job responsibilities.

     1988  -  Present         Troubleshooters  International
                              Director  of  Product  Development
                              (Job  responsibilities  include
                              managing a work team for finding new products and solutions based on a client's market identification, competitive analysis, sales and distribution plans, and other strategic planning decisions.)

     1985-1988                SLW  Business  Consultants
                              Product  Developer
                              (Job  responsibilities  include
                              developing new products and solutions based on the client's business needs.)

     1983  -  1988           R.B.  Sidekas  and  Company
                             Senior  Registered  Options  Principal  and
                             Executive Vice President,
                             Registered  Representative
                             Job  responsibilities  include
                             supervising stock option trading accounts and selling financial instruments including financial plans and stock)


                                      (39)

     Education  (degrees,  schools,  and  dates)

     1978  -  1982     Bentley College     Bachelor of Science, General Business
                       Waltham,  MA        Associates  Degree,  Science  of
                                           Accounting

     1974  -  1978     Worcester Academy   Liberal  Arts
                       Worcester,  MA

     Also a Director of the Company?       [ x ]  Yes   [   ]  No

     Indicate amount of time to be spent on Company matters if less than full time.

     Not  applicable.  Full  time.


30.  Chief  Operating  Officer

     Howard  Carl  Hall
     227  Mill  Street  Extension
     Lancaster,  MA  01523

     Names of employers, titles, and dates of positions held during past five years, with an indication of job responsibilities.

     1990  - 1994     30 years teaching Industrial Technology at high school and university  level.
                      Adventist  University  of  Central  Africa,  Rwanda
                      Chairman,  Technology  Department

     Education  (degrees,  schools,  and  dates):

     B.S.,  Industrial  Education     Pacific  Union  College
     M.A.,  Industrial  Arts          Pacific  Union  College

     Also  a  Director  of  the  Company?     [   ]  Yes   [ x ]  No

     Indicate amount of time to be spent on Company matters if less than full time.

     Part-time consultant on an as needed basis while full-time employee at company not related to Mass Megawatts.

31.  Chief  Financial  Officer

     Jonathan  Ricker  (same  as  Chief  Executive  Officer)


                                      (40)

32.     Other  Key  Officers

     William  Brockmeyer
     Director  of  Electrical  Technology
     43  Rockdale  Street
     Worcester,  MA

     Employment  History

     10/91  -  Present     Trupower  Conversion
                           Chief  Engineer  /  50%  partner
                           Harvard,  MA

     10/89  -  9/91        Liberty  Engineering
                           Engineering  Manager
                           Waltham,  MA

     Education

     1971  -  1975        Boston  College           B.A., Physics and Philosophy
                          Chestnut  Hill,  MA       Honors  Program

     1979  -  1981        University of Bridgeport  15 credits completed of 30
                                                    necessary  for Bridgeport,
                                                    CT     M.S.E.E., including
                                                    6  of Power Generation and
                                                    Transmission
                                                    GPA:  3.0

     Director  of  the  Company?                    [   ]  Yes   [ x ]  No

     Time  to  be  spent  at  Company?

     Consultant on an as-needed basis while employed at a full-time job at a company not related to Mass Megawatts.

     Other  Key  Personnel

     Charles  K.  Andrews
     Administrator  of  Product  Development  Construction
     Longfellow  Road
     Shrewsbury,  MA  01545
     Employment  History

     Over  30  years  operating  his  own  construction  contracting  business.

     Director  of  the  Company?     [   ]  Yes   [ x ]  No

     Time  to  be  spent  at  the  Company?

     Full time, however, he is not obligated to continue his employment under any contract.


                                      (41)

     Other  Key  Personnel

     Ernest  Bianchi
     Administrator of Electrical Technology for Product Development Shrewsbury, MA 01545

     Employment  History

     1990  -  present     Bianchi  Cash  Register
                          Consultant

     1970  -  1985        Shrewsbury  Light  Department
                          General  Manager

     Director  of  the  Company?     [   ]  Yes   [ x ]  No

     Time  to  be  spent  at  the  Company?

     Part-time  to  full-time.  He  is not obligated to work under any contract.


33.  Number  of  Directors

     There are presently three Directors of the Company, one is an inside director, and two are outside Directors.

     If Directors are not elected annually, or are elected under a voting trust or other arrangement, explain:

     Not applicable. Directors are elected every year at the Company's annual meeting.

34. Information concerning outside or other Directors (i.e., those not described above):

     Jodi  A.  Vizzo     Mr. Vizzo is currently a Corporate Administrator for RR
                         Corporation
     8  Tamarack  Lane   in  Shrewsbury,  MA.
     Shrewsbury, MA 01545

     Susan  M.  Cogoli     Ms. Cogoli is currently a Corporate Administrator for
                           RR  Corporation
     279  Oxford  Street   in  Shrewsbury,  MA.
     Auburn,  MA  01501


                                      (42)

35.  (a)     Have  any of the Officers or Directors ever worked for or managed a company (including a separate subsidiary or division or a larger enterprise) in the same business as the Company?

     [  ]  Yes   [ x ]  No

     Explain:

     (b) If any of the Officers, Directors or other key personnel have every worked for or managed a company in the same business or industry as the Company or in a related business or industry, describe what precautions, if any (including the obtaining of releases or consents from prior employees), have been taken to preclude claims by prior employers for conversion or theft of trade secrets, know-how or other proprietary information.

     Not  applicable

     (c) If the Company has never conducted operations or is otherwise in the development stage, indicate whether any of the Officers or Directors has ever managed any other company in the start-up or development stage and describe the circumstances, including relevant dates.

     William Brockmeyer has experience as a co-founder of Trupower Conversion Corporation, which researches, designs, and develops switchmode and resonant power converters.

     Mr. Andrews has owned and operated his own construction and contracting company with over 30 years of real estate development.

     (d) If any of the Company's key personnel are not employees but are consultants or other independent contractors, state the details of their engagement by the Company.

     All key employees and directors have full-time employment not related to Mass Megawatts and intend to work as consultants or full time employees for Mass Megawatts as funding becomes available. Most key personnel plan to be full-time employees as Mass Megawatts expands its operations.

     (e) If the Company has key man life insurance policies on any of its Officers, Directors or key personnel, explain, including the names of the persons insured, the amount of insurance, whether the insurance proceeds are payable to the Company and whether there are arrangements that require the proceeds to be used to redeem securities or pay benefits to the estate of the insured person or to a surviving spouse.

     The Company has no key man life insurance policies on any of its Officers, Directors, or key personnel.


                                      (43)

36. If a petition under the Bankruptcy Act or any State insolvency law was filed by or against the Company or its Officers, Directors or other key personnel, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of any such persons, or any partnership in which any of such persons was general partner at or within the past five years, or any corporation or business association of which any such person was an executive officer at or within the past five years, set forth below the name of such persons, and the nature and date of such actions.

Not  applicable.

Note: After reviewing the information concerning the background of the Company's Officers, Directors and other key personnel, potential investors should consider whether or nor these persons have adequate background and experience to develop and operate this Company and make it successful. In this regard, the experience and ability of management are often considered the most significant factors in the success of a business.

                          PRINCIPAL  STOCKHOLDERS

37. Principal owners of the Company (those who beneficially own directly or indirectly 10% or more of the common and preferred stock presently outstanding) starting with the largest common stockholder. Include separately all common stock issuable upon conversion of convertible securities (identifying them by asterisk) and show average price per share as if conversion has occurred. Indicate by footnote if the price paid was for a consideration other than cash and the nature of any such consideration.

                      Class  of  Shares     No.  Share            No.  shares
                                            Now  Held             after
                                            %  of Total offering  % of  total

Jonathan  Ricker,
President  &
Cofounder             Common               200,000         100%   180,000  96%

38.  Number  of  shares beneficially owned by Officers and Directors as a group:

     Before  Offering:  180,000  shares  (100%  of  total  outstanding)

     After  Offering:     a)  Assuming  minimum  securities  sold:
                              180,000 shares (over 98% total outstanding)
                          b)  Assuming  maximum  securities  sold:
                              180,000  shares  (96%  total  outstanding)

     Assume  all  options  exercised  and all convertible securities converted.)


                                      (44)

MANAGEMENT  RELATIONSHIPS,  TRANSACTIONS  AND  REMUNERATION

39.  (a)     If  any  of  the  Officers,  Directors,  key personnel or principal stockholders  are  related  by  blood  or  marriage,  please  describe.

     Not  applicable.  None  are  related  by  blood  or  marriage.

     (b) If the Company has made loans to or is doing business with any of its Officers, Directors, key personnel or 10% stockholders, or any of their relatives (or any entity controlled directly or indirectly by any of such persons) within the last two years, or proposes to do so within the future, explain. (This includes sales or lease of goods, property or services to or from the Company, employment or stock purchase contracts, etc.) State the principal terms of any significant loans, agreements, leases, financing, or other arrangements.

    Jonathan Ricker, President, has entered a license agreement with the company as described in Exhibit B of this document's Appendix.

     There have not been any loans nor has there been any business of any kind between the Company or any of its Officers, Directors, key personnel, or 10% stockholders or any of their relatives within the past two years other than the said License Agreement in Exhibit B of the Appendix

All  future or ongoing affiliated transactions and loans will be made or entered
--------------------------------------------------------------------------------
into  on  terms  that are no less favorable to the company than those obtainable
--------------------------------------------------------------------------------
from  unaffiliated  third  parties.  A  majority  of  the  Company's  directors,
--------------------------------------------------------------------------------
including a majority of the Company's independent outside director(s) who do not
--------------------------------------------------------------------------------
have  an  interest  in  the  transaction, shall approve each such transaction or
--------------------------------------------------------------------------------
loan  as  meeting  the  requirement  of  this  policy.
------------------------------------------------------

(c) If any of the Company's Officers, Directors, key personnel or 10% stockholders has guaranteed or co-signed any of the Company's bank debt or other obligations, including any indebtedness to be retired from the proceeds of this offering, explain and state the amounts involved.

     Not applicable. There are no guarantees or co-signatures of any indebtedness.

40.  (a)     List all remuneration by the Company to Officers, Directors and key personnel  for  the  last  fiscal  year:

     Not  applicable.

     (b) If remuneration is expected to change or has been unpaid in prior years, explain.

     Not  applicable.

     (c)     If  any  employment agreements exist or are contemplated, describe.

     Not  applicable.


                                      (45)

41. (a) Number of shares subject to issuance under presently outstanding stock purchase agreements, stock options, warrants or rights: no shares (0%) of total shares to be outstanding after the completion of the offering if all securities sold, assuming exercise of options and conversion of convertible securities). Indicate which have been approved by shareholders. State the expiration dates, exercise prices and other basic terms for these securities.

     Not  applicable.

     (b) Number of common shares subject to issuance under existing stock purchase or option plans but not yet covered by outstanding purchase agreements, options or warrants.

     Not  applicable.

     (c) Describe the extent to which future stock purchase agreements, stock options, warrants or rights must be approved by shareholders.

42. If the business is highly dependent on the services of certain key personnel, describe any arrangements to assure that these persons will remain with the Company and not compete upon termination.

     Although the company plans to compensate its key personnel well, the business is not highly dependent on the services of key personnel other than any risks related to the recruitment and retention of quality staff members as well as any growth management issues. Eventually, the Company plans to have an employee stock option plan and other benefits including health insurance and company paid vacations. As the Company expands its operations, a human resources and relations department would be given the responsibility of developing methods of promoting better job satisfaction.

Note: After reviewing the above, potential investors should consider whether or not the compensation to management and other key personnel directly or indirectly, is reasonable in view of the present stage of the Company's development.

                                   LITIGATION

43. Describe any past, pending or threatened litigation or administrative action which has had or may have a material effect upon the Company's business, financial condition, or operations, including any litigation or action involving the Company's Officers, Directors or other key personnel. State the names of the principal parties, the nature and current status of the matters, and amounts involved. Give an evaluation by management or counsel, to the extent feasible, of the merits of the proceedings or litigation and the potential impact on the Company's business, financial condition, or operations.

    There has not been any past litigation or administrative action, nor is there any pending or threatened litigation or administrative action, which has had or may have a material effect upon the Company's business, financial condition, or operations, including any litigation or action involving the Company's Officers, Directors, or other key personnel.


                                      (46)

                               FEDERAL TAX ASPECTS

44. If the Company is an S corporation under the Internal Revenue Code of 1986, and it is anticipated that any significant tax benefits will be available to investors in this offering, indicate the nature and amount of such anticipated tax benefits and the material risks of their disallowance. Also, state the name, address and telephone number of any tax advisor that has passed upon these tax benefits. Attach any opinion or any description of the tax consequences of an investment in the securities by the tax advisor.

     Not  applicable.  The  Company  is  not  an  S  Corporation.

     Name  of  Tax  Advisor:___________________________________________________

     Address:__________________________________________________________________



     Telephone  No.:___________________________________________________________


Note: Potential investors are encouraged to have their own personal tax consultant contact the tax advisor to review details of the tax benefits and the extent that the benefits would be available and advantageous to the particular investor.
                              MISCELLANEOUS FACTORS

45. Describe any other material factors, either adverse or favorable, that will or could affect the Company or its business (for example, discuss any defaults under major contracts, any breach of bylaw provisions, etc.) or which are necessary to make any other information in this Disclosure Document not misleading or incomplete.

     None  other  than  what  has  been  disclosed  elsewhere.

                              FINANCIAL STATEMENTS

46. Attach reviewed or audited financial statements for the last fiscal and unaudited financial statements for any interim periods thereafter. If since the beginning of the last fiscal year the Company has acquired another business the assets or net income of which were in excess of 20% of those for the Company, show pro forma combined financial statements as if the acquisition had occurred at the beginning of the Company's last fiscal year.

     See  Exhibit  A     Mass  Megawatts,  Inc.
                         Financial  Statements

     The Company does hereby agree to provide to investors in this offering for five years (or such longer period as required by law) hereafter annual financial reports containing a balance sheet as of the end of the Company's fiscal year and a statement of income for said fiscal year, all prepared in accordance with generally accepted accounting principles and accompanied by an independent accountant's report. If the Company has more than 100 security holders at the end of the fiscal year, the financial statements shall be audited.


                                      (47)

    MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OF  CERTAIN  RELEVANT  FACTORS

47. If the Company's financial statements show losses from operations, explain the causes underlying these losses and what steps the Company has taken or is taking to address these causes.

     The Company shows a $600 loss in the most recent fiscal years. The loss was related to the amortization expense of the Company's start up and organizational cost. The company plans to generate revenue in the future in order to reduce the chance of future losses.

48. Describe any trends in the Company's historical operating results. Indicate any changes now occurring in the underlying economics of the industry or the Company's business which, in the opinion of Management, will have a significant impact (either favorable or adverse) upon the Company's results of operations within the next 12 months, and give a rough estimate of the probable extent of the impact, if possible.

     The Company has no historical operating results and much uncertainty about the company's future is a result of the lack of historical operating data. The lack of experience in constructing the new products as well as the uncertainty of product's parts durability could have an adverse impact on the company.

       However, as far as the Company's market share is concerned, there is expected to be little significant negative impact on the Company's operating results from any changes in the underlying economics of the industry within the next 12 months, because the market for electricity is large enough, whereas the company's overall market share objective has little or no impact on the much larger electricity market.

    Political trends may lead to some favorable underlying economics for the company. The wind industry is favorably impacted by new legislation and regulations toward a cleaner air environment. This trend is renewing an interest in wind generated electricity, particularly in view of the non polluting nature of wind generation and its endless renewable source. The White House has recently issued an environmental report with a goal of reducing pollution by 22% within the next 12 years even while electricity consumption increases each year in this country. However, there remains some uncertainty on whether or not the federal or state governments will continue with favorable environmental legislation despite popular support toward renewable energy. In the developing countries, electricity consumption is increasing at a faster pace resulting in more popular and political pressure toward a cleaner environment. The nation's concern for the environment has been growing steadily over the last few years and is expected to continue at least into the near future.

   The electric power industry is undergoing a period of deregulation and restructuring which is similar to the telecommunication deregulation of the 1980's. It is impossible to predict whether this change will have a favorable or negative impact for the industry as a whole. However, restructuring can present more advantages and opportunities for the Company's very competitive product in competing vigorously in the new marketplace.


                                      (48)

49. If the Company sells a product or products and has had significant sales during its last fiscal year, state the existing gross margin (net sales less cost of such sales as presented in accordance with generally accepted accounting principles) as a percentage of sales for the last fiscal year. What is the anticipated gross margin for next year of operations? If this is expected to change, explain. Also, if reasonably current gross margin figures are available for the industry, indicate these figures and the source or sources from which they are obtained.

     The gross margin could be substantially higher than 50% and is likely to remain at that level at least in the foreseeable future.

50. Foreign sales as a percent of total sales for last fiscal year: -0-%. Domestic government sales as a percent of total domestic sales for last fiscal year: -0-%. Explain the nature of these sales, including any anticipated changes:

     Not applicable. There were no foreign or domestic government sales in the last fiscal year.


                                      (49)

                                   SIGNATURES

A majority of the Directors and the Chief Executive and Financial Officers of the Company shall sign this Disclosure Document on behalf of the Company and by so doing thereby certify that each has made diligent efforts to verify the material accuracy and completeness of the information herein contained. By signing this Disclosure Document, the Chief Executive and Chief Financial Officers agree to make themselves, the Company's books and records, copies of any contract, lease or other document referred to in the Disclosure Document, or any other material contract or lease (including stock options and employee benefit plans), except any proprietary or confidential portions thereof, and a set of the exhibits to this Disclosure Document, available to each investor prior to the time of investment, and to respond to questions and otherwise confirm the information contained herein prior to the making of any investment by such investor.

The Chief Financial Officer signing this form is hereby certifying that the financial statements submitted fairly state the Company's financial position and results of operations, or receipts and disbursements, as of the dates and period(s) indicated, all in accordance with generally accepted accounting principles consistently applied (except as stated in the notes thereto) and (with respect to year-end figures) including all adjustments necessary for fair presentation under the circumstances.




Chief  Executive  Officer:                            Directors:



                                                 ____________________

___________________________________
Title:  President

                                                 ____________________




Chief  Financial  Officer:
                                                 ____________________

__________________________________
Title:  Chief  Financial  Officer

Exhibit  A
                              MASS MEGAWATTS, INC.
                                  BALANCE SHEET

                                     ASSETS
Pro  Forma
($)                      1/31/99 (not reviewed)  10/31/99 (not  reviewed)
Current Assets:
Cash                     $               2,000  $                162,000
  Accounts Receivable                        0                         0
  Inventory                                  0                         0
  Other Current Assets                       0                         0
                         ----------------------  ------------------------
  Total Current Assets                   2,000                   162,000
Fixed Assets                             4,150                     5,150
Other Assets                                 0                         0
                         ----------------------  ------------------------
              Total Assets               6,150                   167,150

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Debt
Short term                                    0                        0
    Long term                                 0                        0
       Total debt                             0                        0
Stockholder's Equity:
    Preferred stock- par or stated
    value( by class of preferred in order
    of preference) none
                         ----------------------  ------------------------

   Common stock--par or stated value          0                        0
    Additional Paid in capital            5,150                  167,150
    Retained Earnings(deficit)               0
     Total Stockholder's Equity (deficit) 5,150                  167,150

Total Liabilities & Stockholder's Equity  5,150   $              167,150


                                      (A-1)

                           MASS  MEGAWATTS,  INC.  STATEMENT  OF  OPERATIONS

                                            9  months
                                     1/31/99  (  not  reviewed)

Sales                                        $     0
Cost of Goods Sold                                 0
                                             --------
Gross Profit                                       0
Operating Expenses                             -1000
                                             --------
Loss from Operation                           (1,000)
Interest Expense                                  _0
                                             --------
Net Loss                                      (1,000)

$3,150 start up and organizational capital cost is amortized over a five year period.

                              MASS MEGAWATTS, INC.
                          NOTES TO FINANCIAL STATEMENTS

(1)  Summary  of  Significant  Accounting  Policies

     (a)  Operations

     Mass Megawatts was incorporated in May 1997 and is engaged in all aspects of business related to the development and sale of wind power generated electricity. The Company may also engage in any other business activity, which may lawfully be carried on by a corporation organized under the Massachusetts Business Corporation Law.

    The Company's primary effort is toward the construction of power plants using wind energy technology developed by the Company through either licensing agreements or its own innovations. The Company is subject to several growth stage risks which include new technology risk like prototype success as well as other risks related to the development and implementation of a successful marketing plan and further financing.

      (b)  Pro  Forma  Presentations

     The Pro Forma Balance Sheet (non-reviewed) for July 30,1999 reflects the U7 Registered Common Stock issuance of 20,000 shares with a net proceeds of $162,000 toward the Company.

     (c)  Fixed  Assets  (Property,  Plant,  and  Equipment)

     The Power Plants will provide the Company depreciation charges over a five year period based on the cost of the power plants using the Double Declining Balance method of depreciation.

     The Organizational Cost will be charged to operations using the straight-line method over a period of five years.


                                      (A-2)

     Any manufacturing space leased for production other than construction site activities may involve capital improvements from time to time. The leasehold improvement will be stated at cost with depreciation provided by charges to operations in amounts estimated to allocate the cost over the term of the lease using double declining method.

     (d)  Interim  Financial  Statements

     The financial statements provided including the pro forma balance sheet and income statement are not reviewed. However, in the opinion of management, the financial statements are a fair presentation of this interim period.

     (e)  License  Agreements

     The Company entered a license agreement with Jonathan Ricker of Shrewsbury, Massachusetts for the purpose of acquiring the rights to use the Virtual Axes Turbine on October 24,1997

(2)  Sales

     Sales are based on the price of electricity being sold at 4 cents per kilowatt/hour. It is likely, in the Company's opinion, that the selling price of electricity could be higher.

(3)  Direct  Cost  of  Sales

     Direct cost of sales is the maintenance and other expenses related to the power plants directly for proper and dependable delivery of electricity sales.

(4)  Start  up  and  Organizational  Capital  Expenditures

     The capital outlays include initial promotion and advertising, expenses related to initial product production, and the cost of corporate organization.


                                      (A-3)

                                    EXHIBIT A






                                     AUDITED
                                    FINANCIAL
                                   STATEMENTS

O'CONNOR  MALONEY  &  COMPANY  P.C.




                              MASS MEGAWATTS, INC.
                              --------------------

                          (A DEVELOPMENT STAGE COMPANY)
                           ----------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                 APRIL 30, 2000
                                 --------------

                        O'CONNOR, MALONEY & COMPANY, P.C.
                          Certified Public Accountants
               446 MAIN STREET WORCESTER MASSACHUSETTS 01608.2370
                 Telephone 508 757-6391 Telecopier 508 797-9307




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------




                                     May  16,  2000



The  Board  of  Directors
    Mass  Megawatts,  Inc.


     We have audited the accompanying balance sheet of Mass Megawatts, Inc. (a development stage company) as of April 30, 2000, and the related statements of income and of cash flows for the year then ended, and for the period May 27, 1997 (date of inception) through April 30, 2000, and the related statement of stockholders' equity for the period May 27, 1997 (date of inception) through April 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mass Megawatts, Inc. as of April 30, 2000, and the results of its operations, the changes in its stockholders equity and its cash flows for the year then ended, and for the period May 27, 1997 through April 30, 2000, in conformity with generally accepted accounting principles.




                              /s/  O'Connor,  Maloney  and  Company

                              Certified  Public  Accountants

O'CONNOR  MALONEY  &  COMPANY  P.C.


                              MASS MEGAWATTS, INC.
                              --------------------

                          (A DEVELOPMENT STAGE COMPANY)
                           ----------------------------

                                  BALANCE SHEET
                                  -------------

                                 APRIL 30, 2000
                                 --------------


                                     ASSETS
                                     ------

Current
-------

Cash                                                        83,381
                                                           -------


Total Assets                                                83,381
============                                               =======


                  LIABILITIES AND STOCKHOLDERS EQUITY
                  ------------------------------------



Current
-------

Accounts Payable                                     362
Accrued Expenses                                     456       818
                                                 --------

Stockholders Equity
-------------------

Capital Stock, No Par Common,
   200,000 Shares Authorized, 184,020
      Shares Issued and Outstanding               94,194


Deficit Accumulated During the
           Development Stage                     (11,631)   82,563
                                                 --------  -------


Total Liabilities and Stockholders Equity                   83,381
=========================================                  =======


See accompanying notes to financial statements.

O'CONNOR  MALONEY  &  COMPANY  P.C.


                               MASS MEGAWATTS, INC.
                               --------------------

                          (A DEVELOPMENT STAGE COMPANY)
                           ----------------------------

                               STATEMENT OF INCOME
                               -------------------

                FOR THE YEAR ENDED APRIL 30, 2000 AND FOR THE PERIOD
                ----------------------------------------------------

             MAY 27, 1997 (DATE OF INCEPTION) THROUGH APRIL 30, 2000
             -------------------------------------------------------



                                              May 27, 1997
                                For the          Through
                              Year Ended     April 30, 2000
                            April 30, 2000     Cumulative
                            ---------------  ---------------

Revenues
--------
Interest Income                         63               63
                            ---------------  ---------------


Expenses
--------

Professional Fees (Note 4)           4,500            4,500
Dues and Conferences                 2,300            2,300
Travel and Entertainment               362              362
Supplies                               190            2,482
Rent                                   300              300
Other Taxes                            541            1,738
Miscellaneous                           12               12
                            ---------------  ---------------
Total                                8,205           11,694
                            ---------------  ---------------
Net Loss                            (8,142)         (11,631)
========                    ===============  ===============

See  accompanying  notes  to  financial  statements.

O'CONNOR  MALONEY  &  COMPANY  P.C.


                                MASS MEGAWATTS, INC.
                                --------------------

                           (A DEVELOPMENT STAGE COMPANY)
                            ----------------------------

                          STATEMENT OF STOCKHOLDERS EQUITY
                          --------------------------------

                   FOR THE PERIOD MAY 27, 1997  (DATE OF INCEPTION)
                   ------------------------------------------------

                               THROUGH APRIL 30, 2000
                               ----------------------


                                    Common     Accumulated
                                     Stock       Deficit      Total
                                  -----------  ------------  -------


Balance, May 27, 1997                   -               -        -
---------------------
Common Stock Issued (Note 5)
--------------------------------
     180,000 Shares (June 1997)        3,744                   3,744

Net Loss (1998)                                    ( 1,584)  ( 1,584)
--------------------------------  -----------  ------------  --------
Balance, April 30, 1998                3,744       ( 1,584)    2,160
--------------------------------
Net Loss (1999)                                    ( 1,905)  ( 1,905)
--------------------------------  -----------  ------------  --------
Balance, April 30, 1999                3,744       ( 3,489)      255
--------------------------------

Common Stock Issued
--------------------------------
     4,020 Shares (April 2000)        90,450                  90,450
Net Loss (2000)                                    ( 8,142)  ( 8,142)
--------------------------------  -----------  ------------  --------
Balance. April 30. 2000               94,194       (11,631)   82,563
================================  ===========  ============  ========


See  accompanying  notes  to  financial  statements.

O'CONNOR  MALONEY  &  COMPANY  PC.


                              MASS MEGAWATTS, INC.
                              --------------------

                          (A DEVELOPMENT STAGE COMPANY)
                           ----------------------------

                             STATEMENT OF CASH FLOWS
                             -----------------------

               FOR THE YEAR ENDED APRIL 30, 2000 AND FOR THE PERIOD
               ----------------------------------------------------

             MAY 27, 1997 (DATE OF INCEPTION) THROUGH APRIL 30, 2000
             -------------------------------------------------------


                                                             May 27, 1997
                                               For the          Through
                                              Year Ended    April 30, 2000
                                            April 30,2000     Cumulative
                                            --------------  ---------------


Cash Flows from Operating Activities
------------------------------------------
     Net Loss                                     ( 8,142)         (11,631)
                                            --------------  ---------------

Adjustments to Reconcile Net Loss to Net
Cash Used in Operating Activities:

     Decrease in other Receivables                    711               -
     Increase in Accounts Payable                     362              362
     Increase in Accrued Expenses                      -               456
                                            --------------  ---------------
     Total Adjustments                              1,073              818
                                            --------------  ---------------
Net Cash Used in Operating Activities             ( 7,069)         (10,813)


Cash Flows from Financing Activities
------------------------------------------
   Issuance of Common Stock                        90,450           94,194
                                            --------------  ---------------
Net Increase in Cash                               83,381           83,381
------------------------------------------
Cash, Beginning                                        -                 -
------------------------------------------
Cash Ending                                        93,381           83,381
==========================================  ==============  ===============


See  accompanying  notes  to  financial  statements.

O'CONN0R  MALONEY  &  COMPANY  PC.


                              MASS MEGAWATTS, INC.
                              --------------------

                          (A DEVELOPMENT STAGE COMPANY)
                           ----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                 APRIL 30, 2000
                                 --------------
Note  1.  Organization
          ------------

          Mass Megawatts, Inc. is a Massachusetts corporation, organized on May 27, 1997. It has been and currently is in its development stage. During the year ended April 30, 2000, the Company continued its efforts to raise capital, further develop its prototype wind energy production equipment and locate and adapt suitable operating facilities. it intends to build, patent and operate wind energy generated power plants utilizing proprietary Multi- Axis Turbine technology. The Company expects to sell the generated electricity to the power commodity exchange on the open market, initially in California.


Note  2.  Summary  of  Significant  Accounting  Policies
          ----------------------------------------------

          The accompanying financial statements have been prepared on the accrual basis in accordance with generally accepted accounting principles.

          Management  uses  estimates  and  assumptions  in  preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Note  3.  Income  Taxes
          -------------

          At April 30, 2000, the Company has available federal and state net operating loss carryforwards of approximately $11,500 and $10,000, respectively. If not previously utilized, they will expire at various intervals through 2015 for federal tax purposes and 2005 for state tax purposes.

O'CONNOR  MALONEY  &  COMPANY  PC.


                              MASS MEGAWATTS, INC.
                              --------------------

                          (A DEVELOPMENT STAGE COMPANY)
                           ----------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                 APRIL 30, 2000
                                 --------------



Note  4.  Professional  Fees
          ------------------

          Professional  Fees  consist  of:

            Engineering  Costs                 2,000
            Web  Site  Development  Costs      2,500
                                               -----
            Total                              4,500
            =====                              =====

          The engineering fees were incurred for the structural design and certification of wind turbine prototype development facilities. Web site development costs were incurred with the intention of selling generated electricity at a greater price than would be achieved on the electricity commodity exchange.

Note  5.  Common  Stock  Issued
          ---------------------

          In 1997, 180,000 shares of the Company's common stock were issued to its majority stockholder in reimbursement for the stockholder's personal payments of the Company's operating expenses totaling $3,744. These expenses included supplies for research and prototype development and government filing fees.

                              MASS MEGAWATTS. INC.
                              --------------------
                           A DEVELOPMENT STAGE COMPANY
                           ---------------------------
                                  BALANCE SHEET
                                  -------------
                          FOR MONTH ENDED MAY 31,.2000
                          ----------------------------



                                     ASSETS
                                     ------

CURRENT
-------
    Cash                                                 66,732

TOTAL ASSETS                                             66,732
------------                                            -------

                     LIABILITIES AND STOCKHOLDER'S EQUITY
                     ------------------------------------

LIABILITIES                                          0
-----------

STOCKHOLDER'S EQUITY
--------------------

CAPITAL STOCK, NO PAR COMMON,
    200,000 SHARES AUTHORIZED, 184,020 issued
      Shares Issued AND OUTSTANDING             94,194

ACCUMULATED DEFICIT                            (27,462)

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               66,732
------------------------------------------              -------

                              MASS MEGAWATTS, INC.
                              ---------------------
                           A DEVELOPMENT STAGE COMPANY
                           ---------------------------
                               STATEMENT OF INCOME
                               -------------------
                           FOR MONTH ENDED MAY 31.2000
                           ---------------------------

REVENUES
--------
     INTEREST INCOME                                103

EXPENSES
--------
     MECHANICAL ENGINEERING                       4,000
     BLADE PRODUCTION                             4,628
     WEB SITE DEVELOPMENT                         2,000
     LAND AND ZONING DEVELOPMENT                  1,320
     TRAVEL AND LODGING TO sites (CALIFORNIA)     3,506
     TRANSFER AGENT INITIAL Fee                     500
                                               --------

     TOTAL                                     (15,954)
                                               --------

NET LOSS                                       (15,851)
========                                       ========

                              MASS MEGAWATTS. INC.
                              --------------------
                           A DEVELOPMENT STAGE COMPANY
                           ---------------------------
                             STATEMENT OF CASH FLOWS
                             -----------------------
                          FOR MONTH ENDED MAY 31, 2000
                          ----------------------------


CASH  BEGINNING BALANCE, APRIL 30, 2000     83,381
---------------------------------------

NET  LOSS - MAY  2000                      (15,851)
---------------------

CASH ENDING BALANCE, MAY 31, 2000           67,530
---------------------------------

                              MASS MEGAWATTS. INC.
                              --------------------
                           A DEVELOPMENT STAGE COMPANY
                           ---------------------------
                        STATEMENT OF STOCKHOLDER'S EQUITY
                        ---------------------------------
                           FOR MONTH ENDED MAY 31.2000
                           ---------------------------



                          COMMON  STOCK  ACCUMULATED  DEFICIT    TOTAL
                          -------------  --------------------  ---------

BALANCE, APRIL 30, 2000         94,194           (11,631)        82,563
-----------------------

NET LOSS - MAY 2000                              (15,831)       (15,831)
-------------------

BALANCE, MAY 31, 2000           94,194           (27,462)        66,732
---------------------

                                LICENSE AGREEMENT


This is an agreement effective January 14, 1998 between Jonathan C. Ricker, an individual residing at 11 Maple Avenue, Shrewsbury, Massachusetts 01545 (hereinafter "Licensor") and Mass Megawatts, a Massachusetts corporation, (hereinafter" Licensee").

1.     BACKGROUND

The Licensor is the owner and inventor of certain inventions and products relating to wind energy including technology covered by eight applications for United States Letters Patent. Licensee upon signing the agreement will obtain an exclusive territorial license for the manufacture, use, and sale of the Licensor's products. The parties agree as follows:

(1)     Definitions

(a) "Patent Rights" means Licensor's patents owned and/or acquired and patent applications, including all related: (i) applications for patents filed in the future; (ii) continuations; (iii) continuations-in part; (iv) divisions;
(v) reissue patents; (vi) all patents issuing therefrom; and (vii) present and future applications, patents and utility model registrations in foreign countries.

(b) "Licensed products" means any product to which the licensor has patent rights.

(c) The first "annual period" of this Agreement shall be deemed to end on March 30, 2000.

(d) "Net Sales" means Licensee's invoiced selling price of the Licensed Products to a customer, less trade discounts, credits for returned merchandise, sales and excise taxes, transportation, and customs and duties actually paid by the Licensee. A sale to the customer means a bona fide sale resulting from an arms length transaction to an unaffiliated entity beyond the control of the Licensee. No sale or transfer of Licensed Products shall be made to any entity that is not a customer without the express written consent of the Licensor.

2.     GRANT

The Licensor , grants to the Licensee the exclusive right and license in the states of Massachusetts, New York, New Jersey, Pennsylvania, California, Illinois, Kansas, Michigan, Minnesota, Nebraska, North Dakota South Dakota, Texas, Vermont, Washington, and Wisconsin to make and use, to produce the licensed products under all patent rights now or hereinafter owned by the Licensor.

3.     ROYALTY  PAYMENTS

(a)     The  Licensee  shall  not  pay  the  Licensor  an  advance  royalty.

(b) The Licensee agrees to pay to the Licensor a royalty based on two percent (2%) of the net sales for the life of the patent of each product.

(C) The Licensor shall promptly disclose to the Licensee any future improvements or developments of licensed products conceived or acquired by the Licensor.

4.     REPORTS  AND  ROYALTY  PAYMENTS

(a) Within sixty (60) days after the end of each of it's fiscal quarters, the Licensee shall report .the licensor, the net sales anywhere in the world during such fiscal quarter together with an accounting of accrued royalties payable thereon and art explanation of any offset credit allowances.

(b) Simultaneously with each report, the Licensee shall remit all royalty payments due thereon.

(c) All records of the Licensee pertaining to the manufacture and use of licensed products shall be maintained by the Licensee for a minimum period of five (5) years after payment of royalties thereon. The Licensor shall have the right to have a certified public accountant inspect, during regular business hours, the books and records of the Licensee for the purpose of ascertaining the accuracy of the royalty payments by the Licensee, provided, Licensor shall notify the Licensee five days in advance of any such inspection and no more than one inspection shall occur within any twelve (12) month period.

5.     TERM  AND  TERMINATION

(a) Unless sooner terminated as provided, this Agreement shall terminate upon the latest expiration of any patent under which the Licensee is licensed hereunder.

(b) This Agreement may be terminated by the Licensee at the end of any annual period hereof by thirty (30) days advance notice to the Licensor.

(c) Upon termination, the license granted herein shall cease, all rights granted hereunder shall revert to the Licensor, and all obligations for payments by the Licensee to the Licensor shall. cease, without prejudice to the payment of royalties accruing prior to such termination. Licensee shall have the right, subsequent to termination, to dispose of existing inventory, paying any royalties due thereon in accordance with the percentages set forth herein.

6.     ENFORCEMENT  RIGHTS

(a) If during the term of this Agreement, any patent licensed hereunder shall appear to be infringed by a third party, then the party hereto first becoming aware of such infringement shall promptly notify the other. The
Licensee shall have the right, but not the obligation, to notify the infringer and to initiate and control litigation or legal proceedings to abate the infringement, without the prior consent of the Licensor. The Licensor may elect to join in any such legal proceedings against the alleged infringer, and if not so electing, agrees to be joined as an involuntary party plaintiff. If the Licensee has not initiated such legal proceedings within one (1) year after becoming aware of the infringement, then the Licensor may initiate leg~ proceedings on his own behalf, and the Licensee may elect to join in those proceedings.

(b) If either parry elects to join in legal proceedings commenced by the other party, then the control of such proceedings shall remain in the hands of the initiating party and all fees and costs incurred by the initiating party, along with all damages and awards recovered thereby, shall be shared equally between the parties. If one party elects not to join in legal proceedings initiated by the other party, then such other party shall be responsible for all fees and costs incurred therein, and shall receive all damages and awards recovered thereby.

(c) Each party shall cooperate fully with the other in all aspects of any such litigation whether or not joining in the proceedings.

(7)  SUBLICENCE  AND  ASSIGNMENT

The Licensee shall have no right to grant sublicenses hereunder without the consent of the Licensor. Neither party shall have the right to assign this agreement without the consent of the other. The Licensee shall not have the right to enter any arrangement involving the sharing of profits generated from the technology granted in this licence agreement without the consent of the Licensor.

8.     WARRANTIES

(a) The Licensor makes no warranty as to the validity of Patent Rights, but does warrant that the patent application identified above is on file in the United States Patent and Trademark Office and has not been abandoned.

(b) The Licensor warrants he has the sole right to enter into this Agreement, that he is the sole owner of Patient Rights, and that he has not entered into and will not enter into any other Agreement in conflict herewith.

(9)     BREACH  OF  AGREEMENT

In the event of a breach of agreement by either party, the other party shall have the right to terminate this agreement by notice setting forth the details and the date of the purported breach, lithe breach is not cured within thirty
(30) days after such notice, the party alleging the breach shall have the right to terminate this Agreement by further notice to such other party and this Agreement shall terminate as of the date of such further notice and shall be null and void without further effect, provided, such termination shall not relieve the Licensee of accrued royalty obligations.

10.     PATENT  MARKING

The Licensee shall mark all Licensed Products with the appropriate patent references, complying in all respects with the governing laws.

11.     UNAVOIDABLE  EVENTS

Neither party hereto shall be considered in breach of its obligations if it shall fail to fulfill its obligations hereunder wholly or principally because of acts of God, war, riot, civil commotion, tempest, flood, fire, strike, or any other circumstances beyond the control of the party which would otherwise be in default of its obligations, provided that such obligation is fulfilled within a reasonable period after such cause shall have been removed.

12.     NOTICES

Any notice given hereunder shall be in writing and shall be effective on the date mailed by certified mail, return-receipt required:



if  to  the  Licensor,  to:          Jonathan  C.  Ricker
                                     11  Maple  Avenue
                                     Shrewsbury,  MA  01545

if  to  the  Licensee,  to:          Mass  Megawatts, Inc.
                                     11  Maple  Avenue
                                     Shrewsbury,  MA  01545


13.     LAWS  GOVERNING

This  agreement  shall  be  construed  according  to  the laws of Massachusetts.

14.     EXECUTION

     The Licensor hereby grants the Licensee the rights authorized in this agreement on his own behalf. The Licensor warrants that he is authorized to enter this agreement on behalf of the Licensee as the majority shareholder of the Licensee corporation and that this agreement is binding on that corporation.

/s/  Jonathan  C.  Ricker         1/19/99
-------------------------         -------

Jonathan  C.  Ricker               Date
Licensor
and  sole  shareholder  of
Mass  Megawatts,  Inc.  Licensee

                                    Exhibit  C
                                     WARNING:
                                     -------

                  THE STATEMENTS CONTAINED HEREIN ARE BASED ON
                    INFORMATION BELIEVED BY THE COMPANY TO BE
                  RELIABLE. NO WARRANTY CAN BE MADE AS TO TI-IE
                      ACCURACY OF SUCH INFORMATION OR THAT
                  CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE
                         SUCH INFORMATION WAS OBTAINED.

                             COST ESTIMATE OF PARTS

                                                PROTOTYPES


FRAME                                            S39,000  See structural estimate 5,000 aluminum extrusion
BLADES                                             5,000  aluminum extrusion
BLADE BOLTS                                          700  Rockford
BEARINGS                                           4,900  MOUNTED WASHDOWN
TAPERED ROLLER BEARINGS                            1,000  KAMAN INDUSTRIAL Supply
BEARING BOLTS                                        300
FOUNDATION                                         9,000  See structural ESTIMATE
GENERATORS                                        16,650  16-3Ohp, 3 phase, 48Ovolt
SHAFTS TO GENERATORS                               2,400
DOUBLE PULLEY                                      1,600  Millworks Industrial SUPPLY
SUPPORT CROSS BEAM                                 1,200
GENERATOR FOUNDATION SUPPORTS                      3,000
GENERATOR PROTECTION SHEDS                         2,700
VARIABLE SPEED ELECTRONICS                        15,000  Allen Bradley
INTERCONNECTION                                      700
OTHER ELECTRICAL REQUIREMENTS                        800  meters and circuit breakers
MISCELLANEOUS PARTS AND LABOR                      6,000
                                                 -------

TOTAL COST OF TURBINE                            109,950
Less:
Donated  spare electrical MOTORS and Variable SPEED electronics FOR .ME year use from  Indio Maintenance OF North Palm Springs, California (a wind ENERGY COMPANY
LOOKING TOWARD MASS Megawatts as a client.)     - 32,000
Donated bearings                                -  6,000
Use OF existing foundations AVOIDS SIMILAR COST -  9,000
                                                 -------

TOTAL PROTOTYPE COST
FROM U7 PROCEEDS                                  62,950
                                                 -------

                                 MASS PRODUCTION


STEEL AND BLADES      19,000 (30% DISCOUNT)            $ 13,000
VARIABLE ELECTRONICS  15,000 (40% DISCOUNT)               9,000
LABOR                 33,000 (NO DISCOUNT)               33,000
OTHER PARTS           31,000 (60%. DISCOUNT)             12,400
                      ------                           --------
TOTAL                 98,000                             67,400




                           10 YEAR LIFE JUSTIFICATION
                           ------- ------------------
FRAME  (10  YEARS)     $48,000 BACKED BY PE IN structural engineering.
                       ($ 39,000 FRAME and $9,000 FOUNDATION  INCLUDING  LABOR.)
GENERATOR  (10  YEARS) $16,650  BACKED  BY  the  manufacturer  and ISOLATED from structure  with  timing  belts.
VARIABLE speed electronics (10 years) S 15,000 backed BY MANUFACTURER. Total S 79,650 OF the S109,950 STRUCTURE OR MORE THAN 70%OF the structure should last 15 TO
20  years.

Roughly 70% of the parts should last for more than 20 years ACCORDING TO THE structural engineer. Most of the remaining 30% was reviewed by a PE in mechanical engineering in order to give some assurance toward the LONG term survival OF the mechanical parts. The remaining 5% not reviewed BY A mechanical engineer were the blades. However, using information from Sandia Labs, we believe that the blades should last for at least 3 years and maybe up to 12 years.

CAUTION:  THERE  IS NO LONG TERM DATA TO SUPPORT THE 10 YEAR LIFE JUSTIFICATION.
--------------------------------------------------------------------------------

                               Revenue Calculations

First 6,000 MW     2300(1) x.86(2) x 256(4) x 0.03(5) = $29,000 per year per MAT

(1) Sandia Labs Chart page 134 of "Selected Papers on Verticle Axis Wind Turbines."
(2) Energy Deficits of 14% at Palm Springs and 18% at lower class five sites described in "Selected Papers on Verticle Axis Wind Turbines" on page 134.
(3) A=.85D x H, A=.85 x 1.5 = 1.91 meters per blade formula illustrated in Paul Gipe's "Wind comes to Age" on page 63.
(4)  Number of blades on MAT 2000.
(5) Lowest selling price of Kwh on the California Power exchange in 1999 supported by statistics in Power Source magazine on page 21. The going rate for wholesale electricity is 3.5 to 4.5 cents/kilowatt-hour. The lowest cost of the electricity currently available is 3.5 cents/kilowatt-hour from the most modern gas fired power plants. (3 cents/Kwh)

CAUTION:    THE FOLLOWING INCOME ESTIMATE FOR EACH 1000 MEGAWATT POWER PLANT FOR
--------------------------------------------------------------------------------
THE FIRST 6 POWER  PLANT IS SUBJECT  TO  NUMEROUS MISCALCULATIONS RELATED TOWARD
--------------------------------------------------------------------------------
ANY LONG TERM PROJECTIONS. THERE IS ALSO NO ASSURANCE THAT ANY COWER PLANT COULD
--------------------------------------------------------------------------------
BE BUILT.
--------


INCOME  ESTIMATE  PER  1000  MW  POWER  PLANT  (  COST ESTIMATE OF $185 MILLION)

FIRST 6,000 MW at 3 cents-Revenue          $81,200,000  (329,000x 2800 TURBINES)
                          Expenses          34,000,000  (see  footnote  1)
                          Operating Profit  47,000,000
                          Interest          12,000,000  (see  footnote  2)
                          Income            35,000,000
                          INCOME AFTER TAX  21,000,000  (40%  TAX  rate)
                          EQUITY       60,000,000(1/3 OF the $185 MILLION COST)

Return  on  Investment  34%

FOOTNOTE 1-Includes 10% revenue for lease $8,000,000, general maintenance of $1,000,000, ten year life depreciation of $18,000,000, contingencies for repairs of 57 million.

FOOTNOTE 2- 65% LEVERAGED FINANCING ( wind INDUSTRY NORM) WHICH IS ABOUT $120 MILLION OF THE $185 MILLION INVESTMENT FOR A 1000 MEGAWATT CAPACITY WIND plant. AT A 10% INTEREST rate, THE ANNUAL INTEREST RATE WOULD BE $12 MILLION, IN THE for each YEAR and decline $1 million FOR EACH FOLLOWING year FOR THE NEXT 10 years. The 10 year REPAYMENT OF THE PRINCIPLE CASH DEFICIT IS LESS THAN THE non-cash EXPENSE OF the 10 YEAR DEPRECIATION.

                                                     Frederick, J. Cordella P.E.
                                                             Consulting Engineer
                                                 P.O. fOX 512: Holden, MA, 01520
--------------------------------------------------------------------------------

Mass  MegaWatts
11  Maple  Ave.
Shrewsbury,  MA.  01545                                           April  11,2000

Re:    Structural  Engineering
       Wind  Turbine  Structure

ATTN  JOHN  RICKER


In accordance with your request, enclosed please find a complete structural engineering analysis and design, as well as a detailed construction cost estimate, for THE ABOVE mentioned project.

THE DESIGN HAS BEEN DONE IN ACCORDANCE WITH THE appropriate building codes (as referenced herein) and is based on 120 mph wind and/or Seismic Zone IV criteria. The design is based ON criteria provided by MassMegawatts and is subject TO change if additional information becomes available.

If you have any questions, please feel free to call.

/s/Frederick  J.  Cordella
--------------------------
Frederick J. Cordella  P.E.



                 CONSULTING CIVIL/STRUCTURAL/MECHANICAL ENGINEER

                                                     Frederick, J. Cordella P.E.
                                                             Consulting Engineer
                                                 P.O. fOX 512: Holden, MA, 01520
--------------------------------------------------------------------------------
CLIENT:
------

     MassMegawatts
     Shrewsbury,  MA.


OBJECTIVE
---------

     Provide  Structural  Engineering  for  MAT  Wind  Turbine  Structure.


DESIGN  CRITERIA:
----------------

     -     DESIGN  WIND  Velocity  120  mph
     -     Seismic  Zone  IV
     -     Equipment  weights  -  per  catalogue  information
     -     Allowable  soil  bearing  pressure  =  3,000  psf



MATERIALS:
---------

     -     Concrete-3,000 psi @ 28 days
     -     Reinforcing  Gr.  60
     -     Structural  Steel  -  A36,  A500  Or.  B,  A  618  GR.  I
     -     Welding  E  7Oxx



CODES  &  STANDARDS:
--------------------

     -     AISC  "Manual  OF  Steel  Construction"  9th  Edition  (ASD)
     -     ACI3IS
     -     UBC  (UNIFORM  BUILDING  CODE)  -  1994


RESULTS:
--------

     The structural analysis and design OF THE MASSMEGAWATTS WindTurbine structure, as presented IN THE ATTACHED calculation package, meets the requirements OF AND IS IN accordance with the applicable codes referenced.



                 CONSULTING CIVIL/STRUCTURAL/MECHANICAL ENGINEER

MASS  MEGAWATTS
STRUCTURAL  STEEL  FABRICATION  ERECTION  COST  ESTIMATE

10-Arp-00
FJC

MATERIALS

===========

                 DESCRIPTION      XXXX  WORTH  THE COST  UNIT WEIGHT  TOTAL WEIGHT  UNIT COST  TOTAL COST
             -------------------  ----  -----  --------  -----------  ------------  ---------  ----------

COLUMNS      TS 5X4X3X 188         200                          10.7          2140       0.25         535
             TS 3X3X 188           400                          6.87          2748       0.25         687

BEAMS        TS3X3X 188            240                          6.87        1648.8       0.25       412.2
             TS2 5X3X 188          320                          5.59        1788.8       0.25       447.2

BRACING      TS2 5X2 5X            320                          5.59        1788.8       0.25       447.2

===========

COLUMNS        3 IN. SCH 40 PIPE   980                          7.58        7276.8        0.5      3638.4

                                                                             4166.
BEAMS          3 IN. SCH 40 PIPE   720                          5.79             8        0.5      3638.4
             2.5 IN. SCH 40 PIPE   800                          5.79          4632        0.5      2064.4

BRACING      2.5 IN. SCH 40 PIPE  1024                          5.79       5928.96        0.5        2316

===========

PLATES
TIE-RODS
CONNECTIONS                                                                   3120        0.25        780

                                               TOTALS                     36240.96               14311.88
LABOR

===========

                 DESCRIPTION      XXXX  WORTH  THE COST  UNIT WEIGHT  TOTAL WEIGHT  UNIT COST  TOTAL COST
             -------------------  ----  -----  --------  -----------  ------------  ---------  ----------

COLUMNS      TS 5X4X3X 188         200                          10.7          2140       0.75        1605
             TS 3X3X 188           400                          6.87          2748       0.75        2061

BEAMS        TS3X3X 188            240                          6.87        1648.8       0.75      1236.6
             TS2 5X3X 188          320                          5.59        1788.8       0.75      1341.6

BRACING      TS2 5X2 5X            320                          5.59        1788.8       0.75      1341.6

===========

COLUMNS        3 IN. SCH 40 PIPE   980                          7.58        7276.8       0.75      5467.6

                                                                             4166.
BEAMS          3 IN. SCH 40 PIPE   720                          5.79             8       0.75      3126.6
             2.5 IN. SCH 40 PIPE   800                          5.79          4632       0.75        3474

BRACING      2.5 IN. SCH 40 PIPE  1024                          5.79       5928.96       0.25     4446.71

===========

PLATES
TIE-RODS
CONNECTIONS                                                                   3120       0.25         780

                                               TOTALS                     36240.96               24870.72

MASS  MEGAWATTS
FOUNDATION  CONSTRUCTION  COST  ESTIMATE

10-Arp-00
FJC

MATERIALS

MATERIALS  AND  LABOR

===========

ITEM    DESCRIPTION  FT   FT   THICK FT  UNIT VOL  QTY  TOT.VOL  UNIT COST   TOTAL COST

TYPE 1  PIERS          5    1         1      0.19    8     1.48  $   350.00  $    518.32
        FOOTINGS     8.5  5.5         1      1.56    8    12.52  $   300.00  $  3,758.56
                                                                             $      0.00
TYPE 2  PIERS          5    1         1      0.19    8     0.74  $   350.00  $    258.28
        FOOTINGS      10   10         1       3.7    8    14.81  $    30.00  $  4,444.44

                                                            TOTALS           $  8,977.78

                                                            TOTALS           $  8,977.78

                                   EXHIBIT  C

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM D
                          NOTICE OF SALE OF SECURITIES
                            PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION

--------------------------------------------------------------------------------
Name of Offering (check if this is an amendment and name has changed, and indicate change.)

(U7) MASS Megawatts, Inc. (Small Corporate Offering Registration) SGOR

--------------------------------------------------------------------------------
Filing  Under  (Check  box(es) that     [  ] Rule 504     [  ] Rule 505     [  ]
Rule  506     [  ]  Section  4(6)     [  ]  ULOE apply):

Type  of  Filing:  [ X ]  New  Filing     [   ]  Amendment

--------------------------------------------------------------------------------
                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------
1.  Enter  the  information  requested  about  the  issuer
--------------------------------------------------------------------------------

MASS Megawatts, Inc.

--------------------------------------------------------------------------------
Name of Issuer (check if this is an amendment and name has changed, and indicate change.)

11 Maple Avenue Shrewsbury, MA 01545
--------------------------------------------------------------------------------
Address  of Executive Offices         (Number and Street, City, State, Zip Code)


(508) 751-5432
--------------------------------------------------------------------------------
Telephone  Number  (Including  Area  Code)
--------------------------------------------------------------------------------

11 Maple Avenue Shrewsbury, MA 01545
--------------------------------------------------------------------------------
Address  of Principal Business Operations   (Number and Street, City, State, Zip
Code)     Telephone  Number  (Including  Area  Code)
(if  different  from  Executive  Offices)


All aspects of business related to the development and sale of wind generated Electricity. (Wind Power)
--------------------------------------------------------------------------------
Brief  Description  of  Business


--------------------------------------------------------------------------------
Type  of  Business  Organization
[ X ]  corporation     [   ]  limited  partnership, already formed         [   ]
other  (please  specify):
[   ]  business  trust     [   ]  limited  partnership,  to  be  formed


--------------------------------------------------------------------------------
                                                              Month      Year
Actual  or  Estimated Date of Incorporation or Organization:  [05]       [97]
             [ X ]  Actual    [  ]  Estimated
Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: [ MA ]

     CN  for Canada;
FN  for  other  foreign  jurisdiction)     [   ]  [   ]


================================================================================
GENERAL  INSTRUCTIONS

FEDERAL:
Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies  Required: Five (5) copies of this notice must be filed with the SEC, one
                  ---------------
of which must be manually signed. Any copies not manually signed must be photocopies of manually signed copy or bear typed or printed signatures.

Information  Required:  A  new  filing  must  contain all information requested.
Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing  Fee:  There  is  no  federal  filing  fee.

STATE:
This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix in the notice constitutes a part of this notice and must be completed.

================================================================================
                          A. BASIC IDENTIFICATION DATA
================================================================================
2.  Enter  the  information  requested  for  the  following:

     - Each promoter of the issuer, if the issuer has been organized within the past five years;

     - Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

     - Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

     -    Each general and managing partner of partnership issuers.


--------------------------------------------------------------------------------
Check  Box(es)  that  Apply:     [   ]    Promoter    [ x ]    Beneficial Owner
[ x ]    Executive  Officer      [ x ]    Director    [   ]    General  and/or
                                                               Managing  Partner
Ricker, Jonathan

--------------------------------------------------------------------------------
Full  Name  (Last  name  first,  if  individual)


11 Maple Avenue Shrewsbury, MA 01545
--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)

--------------------------------------------------------------------------------
Check  Box(es)  that  Apply:    [   ]     Promoter     [   ]   Beneficial Owner
[  ]     Executive  Officer     [ x ]     Director     [   ]   General  and/or
                                                               Managing  Partner

Vizzo, Susan

--------------------------------------------------------------------------------
Full  Name  (Last  name  first,  if  individual)


279 Oxford Street, Auburn, MA  01501
--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)

--------------------------------------------------------------------------------
Check  Box(es)  that  Apply:    [   ]     Promoter     [   ]   Beneficial Owner
[  ]     Executive  Officer     [ x ]     Director     [   ]   General  and/or
                                                               Managing  Partner

================================================================================
                          B. INFORMATION ABOUT OFFERING
================================================================================


1.  Has  the  issuer  sold, or does the issuer intend to sell, to non-accredited
investors  in  this  offering?                             Yes  [ x ]    No [  ]

            Answer also in Appendix, Column 2, if filing under ULOE.

2.  What  is  the minimum investment that will be
    accepted from any individual?                                           $ 50
                                                                           -----

3.  Does the offering permit joint ownership of a single unit?  Yes [x]   No [ ]

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
--------------------------------------------------------------------------------
Full  Name  (Last  name  first,  if  individual)

     None
--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)


--------------------------------------------------------------------------------
Name  of  Associated  Broker  or  Dealer


--------------------------------------------------------------------------------
States  in  Which  Person  Listed Has Solicited or Intends to Solicit Purchasers

(Check  "All  States"  or  check  individual  States)           [  ]  All States

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[FL]     [GA]     [HI]     [ID]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MI]     [MN]     [MS]     [MO]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[OH]     [OK]     [OR]     [PA]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]
[WV]     [WI]     [WY]     [PR]

--------------------------------------------------------------------------------
Full  Name  (Last  name  first,  if  individual)


--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)


--------------------------------------------------------------------------------
Name  of  Associated  Broker  or  Dealer


States  in  Which  Person  Listed Has Solicited or Intends to Solicit Purchasers
(Check  "All  States"  or  check  individual  States)          [  ]  All States

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[FL]     [GA]     [HI]     [ID]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MI]     [MN]     [MS]     [MO]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[OH]     [OK]     [OR]     [PA]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]
[WV]     [WI]     [WY]     [PR]


--------------------------------------------------------------------------------
Full  Name  (Last  name  first,  if  individual)


--------------------------------------------------------------------------------
Business  or  Residence  Address  (Number  and  Street,  City,  State, Zip Code)


--------------------------------------------------------------------------------
Name  of  Associated  Broker  or  Dealer


--------------------------------------------------------------------------------
States  in  Which  Person  Listed Has Solicited or Intends to Solicit Purchasers
(Check  "All  States"  or  check  individual  States)       [     ]  All States

[AL]     [AK]     [AZ]     [AR]     [CA]     [CO]     [CT]     [DE]     [DC]
[FL]     [GA]     [HI]     [ID]
[IL]     [IN]     [IA]     [KS]     [KY]     [LA]     [ME]     [MD]     [MA]
[MI]     [MN]     [MS]     [MO]
[MT]     [NE]     [NV]     [NH]     [NJ]     [NM]     [NY]     [NC]     [ND]
[OH]     [OK]     [OR]     [PA]
[RI]     [SC]     [SD]     [TN]     [TX]     [UT]     [VT]     [VA]     [WA]
[WV]     [WI]     [WY]     [PR]

================================================================================
      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
================================================================================

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

     Type of Security Aggregate Amount Already     Offering Price     Sold
        Debt                                          $________     $________
        Equity                                        $ 180,000     $  90,450

                     [ X ] Common       [  ] Preferred

        Convertible Securities  including warrants)   $________     $________

        Partnership  Interests                        $________     $________
        Other  (Specify________________).             $________     $________
            Total                                     $________     $________

            Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

                                                      Number         Aggregate
                                                    Investors      Dollar Amount
                                                                   of  Purchases

        Accredited  Investors                           2          $ 67,500
        Non-accredited  Investors                       2          $ 22,950
          Total  (for  filings  under  Rule 504 only) _______      _____________

            Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

        Type  of  offering                              Type of    Dollar Amount
                                                        Security        Sold
        Rule  505                                        ________     $_________
        Regulation  A                                    ________     $_________
        Rule  504                                        ________     $_________
          Total                                          ________     $  90,450

4. a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

        Transfer  Agent's  Fees                          [ x ]     $       -0-
        Printing  and  Engraving  Costs                  [ x ]     $     5,000
        Legal  Fees                                      [ x ]     $     1,000
        Accounting  Fees                                 [   ]     $     1,500
        Engineering  Fees                                [   ]     $     4,500
        Sales Commissions
           (specify finders' fees separately)            [   ]     $____________

        Other Expenses (identify) __________________     [   ]     $____________
            Total                                        [   ]     $    12,000


b.  Enter  the difference between the aggregate offering
price given in response to  Part  C  -  Question  1 and
total expenses furnished in response to Part C -
Question  4.a. This difference is the "adjusted gross
proceeds to the issuer."                                              $172,000



5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                 Payments to
                                                 Officers,
                                                 Directors,  &   Payments  To
                                                 Affiliates             Others

        Salaries  and  fees                [  ]  $_________     [  ]  $  49,500
        Purchase  of  real  estate         [  ]  $_________     [  ]  $_________
        Purchase, rental or  leasing and
        installation of machinery
        and  equipment                     [  ]  $_________     [  ]  $  84,000

        Construction  or  leasing  of  plant
        buildings  and facilities          [  ]  $_________     [  ]  $_________

        Acquisition  of  other  businesses
        (including  the  value  of
         securities  involved  in  this
         offering  that  may  be  used  in
         exchange  for  the  assets  or
         securities  of  another  issuer
         pursuant  to  a  merger)          [  ]  $_________     [  ]  $_________

        Repayment  of  indebtedness        [  ]  $_________     [  ]  $_________

        Working  capital                   [  ]  $_________     [  ]  $  36,500

        Other  (specify):_____________     [  ]  $_________     [  ]  $_________

        Column  Totals       [  ]  $_________     [  ]  $_________
           Total Payments Listed (column totals added)      [  ] $ 172,000

================================================================================
                              D. FEDERAL SIGNATURE
================================================================================

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.


Issuer  (Print  or  Type)          Signature                     Date

MASS Megawatts, Inc.               /s/ Jonathan C. Ricker        5/8/2000
--------------------------------------------------------------------------------

Name of Signer (Print or Type)     Title of Signer  (Print or Type)


Jonathan Ricker                    Chief Executive Officer
--------------------------------------------------------------------------------

                                    ATTENTION
    INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL
                        VIOLATIONS. (SEE 18 U.S.C. 1001.)



================================================================================
                               E. STATE SIGNATURE
================================================================================

1.  Is  any  party  described  in 17 CFR 230.262 presently subject to any of the
disqualification  provisions  of  such  rule?       Yes   [  ]     No  [ X ]

                   See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239,500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.


Issuer  (Print  or  Type)          Signature                     Date

MASS Megawatts, Inc.               /s/ Jonathan C.Ricker         5/8/2000
--------------------------------------------------------------------------------

Name of Signer (Print or Type)     Title of Signer  (Print or Type)


Jonathan Ricker                    Chief Executive Officer
--------------------------------------------------------------------------------



Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

                                     APPENDIX
=======================================================================================
 1        2            3                              4                      5
      Intend      Type of security                                    Disqualification
     to sell to    and aggregate                                       under State ULOE
   non-accredited  offering price          Type of investor and       (if yes, attach
      investors      offered                  amount purchased         explanation of
      in State      in state                     in  State             waiver granted)
   (Part B-Item 1)(Part C-Item 1)             (Part C-Item 2)          (Part E-Item 1)
-----  --------  ---------------  --------------------------------------  -------------
                                                      Number of
                                  Number of              Non-
                                  Accredited          Accredited
State  Yes  No                    Investors   Amount  Investors   Amount  Yes      No
-----  ---  ---  ---------------  ----------  ------  ----------  ------  ---  --------
AL
AK
AZ
AR
CA
CO
CT
DE
DC
FL
GA
HI
ID
IL
IN
IA
KS
KY
LA
ME
MD
MA     X          180,00 Common
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY
NC
ND
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV
WI
WY
PR

                                    EXHIBIT D

TODD  H.  WHILTON,  ESQUIRE
================================================================================
FROM:    Cassidy,  Peter@SEC  Peter.Cassidy@sec.state.ma.us
TO:      ctwhilton@lwelaw.com
Sent:    Thursday,  January  11,  2001  5:08  PM
Subject: Mass  Megawatts  Spring  2000  Registration  Filing

Dear  Mr.  Whilton:

This message follows up our telephone conversation. I attach a copy of the computer index record for the MM registration filing in May 2000.


Display  SECMAIL  PM                 Thursday  January  11,  2001    5:05

                            SECURITIES  MAIL


Name:   MASS  MEGAWATTS  INC.
No.     007748
Add-L  Info:

Attorney: JONATHAN  RICKER

Firm:     MASS  MEGAWATTS  INC.

Street:  11  MAPLE  AVENUE

City:    SHREWSBURY

SRCNo  1:       2:       3:        4:       5:           6:

Received: 05/16/00    Examiner:   Section: 303        Type
U-7
InComplete:                       Complete:

MA  Clear:   05-30-00        SEC  Clear:

Withdraw:    Abandoned:      Date  Keyed:

Comment:  Renewal  of  SCOR  registration  for  12  addit.  months.

Comment: (includes  audited financials.)

TODD  H.  WHILTON,  ESQUIRE
================================================================================
From:    Cassidy,  Peter  @  SEC  PETER.CASSIDY@SEC.STATE.MA.US,
To:      twhilton@lwelaw.com
Sent:    Thursday,  January  11,  2001  5:10  PM
Subject: Record  for  original  registration  application  filing

Display  SECMAIL     Thursday  January  11,  2001     5:10 PM


                        SECURITIES  MAIL

Name:  MASS  MEGAWATTS  INC
No:    975865
Add-L Info:

Attorney:   JON  RICKER

Firm:

Street:    11  MAPLE  AVE

City:      SHREWSBURY

SRCN0  1:     2:     3:     4:     5:     6:

Received:     06/20/97  Examiner:     PC  Section:  303  Type
U-7
Incomplete:                           Complete:

MA  Clear:    05-05-99     SEC  Clear:

Withdraw:     Abandoned:  Date Keyed:

Comment:      SCOR registration